SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                        PennFed Financial Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                               September 22, 2003

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of PennFed Financial Services, Inc., we cordially invite you to attend the Annual Meeting of Stockholders of the Company. The Meeting will be held at 10:00 a.m., local time, on Wednesday, October 29, 2003, at the Radisson Hotel, located at 690 Route 46 East, Fairfield, New Jersey.

      An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon (i) the election of two directors of the Company, (ii) a proposal to change the Company's state of incorporation from Delaware to Maryland and (iii) the ratification of the appointment of the Company's independent auditors. In addition, the Meeting will include management's report to you on the Company's fiscal 2003 financial and operating performance.

      Reincorporating in Maryland would allow the Company to achieve significant cost savings by no longer having to pay Delaware franchise taxes. For calendar year 2002, the Company paid approximately $67,000 in Delaware franchise taxes, an amount that is expected to increase for 2003 and future years if the Company remains a Delaware corporation. Accordingly, your Board of Directors unanimously recommends that you vote FOR the reincorporation proposal. The Board also unanimously recommends that you vote FOR the election of the director nominees named in the accompanying proxy statement and FOR the ratification of the appointment of the Company's independent auditors.

      We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. If your shares are held through a bank or broker, check your proxy card to see if you can also vote by telephone or via the internet. Voting as early as possible will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

      Your Board of Directors and management are committed to the continued success of PennFed Financial Services, Inc., and the enhancement of your investment. As President, I want to express my appreciation for your confidence and support.

                                                    Very truly yours,

                                                    /s/ Joseph L. LaMonica
                                                    ----------------------
                                                    Joseph L. LaMonica
                                                    President and Chief
                                                    Executive Officer

                        PENNFED FINANCIAL SERVICES, INC.
                              622 Eagle Rock Avenue
                       West Orange, New Jersey 07052-2989
                                 (973) 669-7366

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 29, 2003

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of PennFed Financial Services, Inc. (the "Company") will be held at the Radisson Hotel, located at 690 Route 46 East, Fairfield, New Jersey, at 10:00 a.m., local time, on Wednesday, October 29, 2003.

      A proxy card and a proxy statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon:

            1.    the election of two directors of the Company;

            2. a proposal to change the Company's state of incorporation from Delaware to Maryland;

            3. the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending June 30, 2004;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 5, 2003 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available for stockholders at the offices of the Company during the ten days prior to the Meeting, as well as at the Meeting.

      You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. If you hold your shares through a bank or broker, check you proxy card to see whether you can also vote by telephone or via the internet. Your proxy will not be used if you attend and vote at the Meeting in person.

                                            By Order of the Board of Directors


                                            William C. Anderson
                                            Chairman of the Board

West Orange, New Jersey
September 22, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                        PENNFED FINANCIAL SERVICES, INC.
                              622 Eagle Rock Avenue
                       West Orange, New Jersey 07052-2989
                                 (973) 669-7366

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 29, 2003

      This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of PennFed Financial Services, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the Radisson Hotel, located at 690 Route 46 East, Fairfield, New Jersey, on Wednesday, October 29, 2003, at 10:00 a.m., local time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about September 22, 2003. Certain of the information provided in this Proxy Statement relates to Penn Federal Savings Bank ("Penn Federal" or the "Bank"), a wholly owned subsidiary of the Company.

      At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of two directors of the Company, (ii) a proposal to change the Company's state of incorporation from Delaware to Maryland (the "Reincorporation Proposal") and (iii) the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending June 30, 2004.

Vote Required and Proxy Information

      All shares of the Company's common stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the election of the nominees named in this Proxy Statement, for the Reincorporation Proposal and for the ratification of the appointment of Deloitte & Touche LLP. The Company does not know of any matters, other than as described in the Notice of Annual Meeting of Stockholders, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters in accordance with its best judgment.

      Directors will be elected by a plurality of the votes cast. The approval of the Reincorporation Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock. The ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" both nominees for election or withhold their votes from either nominee or both nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. On the Reincorporation Proposal and the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to these proposals. Proxies marked to abstain and broker non-votes will have the same effect as votes against the Reincorporation Proposal. Abstentions will have the same effect as votes against the proposal to ratify the appointment of the independent auditors, and broker non-votes will have no effect on this proposal. The holders of at least one-third of the outstanding shares of the common stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

      A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by stockholders of record by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Patrick D. McTernan, Secretary, PennFed Financial Services, Inc., 622 Eagle Rock Avenue, West Orange, New Jersey 07052-2989. A person holding shares through a bank, broker or other nominee must follow the instructions of the bank, broker or other nominee in order to revoke a proxy.

Voting Securities and Certain Holders Thereof

      Stockholders of record as of the close of business on September 5, 2003 will be entitled to one vote for each share then held. As of that date, the Company had 6,869,329 shares of common stock issued and outstanding. The following table sets forth, as of September 5, 2003, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the common stock; (ii) each of the executive officers of the Company and the Bank who do not beneficially own more than five percent of the common stock but who are named in the "Summary Compensation Table" below; and (iii) all directors and executive officers of the Company and the Bank as a group. For information regarding the beneficial ownership of common stock by directors of the Company, see "Proposal I. Election of Directors--General."

                                                   Shares         Percent
                                                Beneficially         of
          Beneficial Owner                          Owned          Class
-------------------------------------------     ------------      --------
PennFed Financial Services, Inc.
Employee Stock Ownership Plan
622 Eagle Rock Avenue
West Orange, New Jersey 07052-2989                875,727(1)       12.75%

The Trust Company of New Jersey
35 Journal Square
Jersey City, New Jersey 07036                     557,791(2)        8.12%

Tontine Partners, L.P.
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
Tontine Overseas Associates, L.L.C.
Jeffrey L. Gendell
200 Park Avenue
Suite 3900
New York, New York 10166                          542,500(3)        7.90%

Dimensional Fund Advisors
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401                    471,400(4)        6.86%

John Hancock Financial Services, Inc.
John Hancock Life Insurance Company and
John Hancock Subsidiaries LLC
P.O. Box 111
Boston, Massachusetts 02117                       370,500(5)        5.39%

       and

The Berkeley Financial Group and
John Hancock Advisors, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199

William C. Anderson
Chairman of the Board of Directors                410,381(6)        5.74%

                                                   Shares         Percent
                                                Beneficially         of
          Beneficial Owner                          Owned          Class
-------------------------------------------     ------------      --------
Joseph L. LaMonica
President and Chief
Executive Officer                                 530,426(7)        7.38%

Patrick D. McTernan
Senior Executive Vice President,
General Counsel and Secretary                     156,660(7)        2.26%

Jeffrey J. Carfora
Senior Executive Vice President and
Chief Operating Officer                            83,306(7)        1.21%

Claire M. Chadwick
Executive Vice President and
Chief Financial Officer                            26,395(7)        0.38%

Barbara A. Flannery
Executive Vice President and
Retail Banking Group Executive of the Bank         80,807(7)        1.17%

Directors and executive officers
of the Company and the Bank
as a group (10 persons)                         1,668,709(8)       21.44%

                                footnotes follow

----------
(1) The amount reported represents shares held by the PennFed Financial Services, Inc. Employee Stock Ownership Plan (the "ESOP"), 746,897 of which have been allocated to accounts of participants. First Bankers Trust Company, Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts. Unallocated shares are voted by the trustee in the same proportion that the allocated shares are voted pursuant to participant instructions.

(2) As reported by The Trust Company of New Jersey ("Trust Co.") in an amendment to a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 13, 2003. Trust Co. reported sole voting and dispositive powers over 556,791 shares and shared voting and dispositive powers over 1,000 shares.

(3) As reported by Tontine Partners, L.P. ("TP"), Tontine Financial Partners, L.P. ("TF"), Tontine Management, L.L.C. ("TM"), Tontine Overseas Associates, L.L.C. ("TO") and Jeffrey L. Gendell in an amendment to a
      Schedule 13G filed with the SEC on February 6, 2003. TM is general partner of TF and TP and Mr. Gendell serves as the managing member of TM and TO. With respect to the 542,500 shares listed, TP reported shared voting and dispositive powers over 80,840 shares, TF reported shared voting and dispositive powers over 379,300 shares, TM reported shared voting and dispositive powers over 460,140 shares, TO reported shared voting and dispositive powers over 82,360 shares and Mr. Gendell reported shared voting and dispositive powers over all 542,500 shares.

(4) As reported by Dimensional Fund Advisors ("Dimensional") in an amendment to a Schedule 13G filed with the SEC on February 14, 2003. Dimensional reported sole voting and dispositive powers over all shares listed.

(5) As reported by John Hancock Financial Services, Inc.("JHFS"), JHFS's wholly-owned subsidiary, John Hancock Life Insurance Company ("JHLIC"), JHLIC's wholly-owned subsidiary, John Hancock Subsidiaries, LLC ("JHS"), JHS's wholly-owned subsidiary, The Berkeley Financial Group ("TBFG"), and TBFG's wholly-owned subsidiary, John Hancock Advisers, Inc., ("JHA") in an amendment to a Schedule 13G filed with the SEC on February 4, 2002. JHFS, JHLIC, JHS, and TBFG reported indirect beneficial ownership of these shares. JHA reported sole voting and dispositive powers as to all of such shares.

(6) Includes 278,550 shares which Mr. Anderson has the right to acquire pursuant to stock options that are currently exercisable.

(7) Includes shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain members of the officers' families, by trusts of which the officer is a trustee or substantial beneficiary, with respect to which the officer may be deemed to have sole or shared voting and/or dispositive powers. Also includes 319,721, 69,434, 29,984, 11,000 and 44,634 shares which Mr.
      LaMonica, Mr. McTernan, Mr. Carfora, Ms. Chadwick and Ms. Flannery, respectively, have the right to acquire pursuant to stock options that are currently exercisable, and 23,674, 23,674, 19,843, 11,854 and 19,263 shares allocated to the ESOP accounts of Mr. LaMonica, Mr. McTernan, Mr. Carfora, Ms. Chadwick and Ms. Flannery, respectively.

(8) This amount includes shares held directly, shares allocated to the accounts of executive officers under the ESOP, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain of the group members' families, by certain related entities or by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or dispositive powers. This amount also includes an aggregate of 913,023 shares which directors and executive officers as a group have the right to acquire pursuant to stock options that are currently exercisable, and excludes 13,660 shares of which Mario Teixeira, Jr., a director of the Company, disclaims beneficial ownership.

                        PROPOSAL I. ELECTION OF DIRECTORS

General

The Company's Board of Directors consists of six members, each of whom is also a director of the Bank. Each of the current directors of the Company has served in such capacity since the Company's incorporation as a Delaware corporation in March 1994. The Board is divided into three classes, each of which contains one-third of the Board. One-third of the directors are elected annually. Directors of the Company are generally elected to serve for three-year terms or until their respective successors are elected and qualified.

The following table sets forth certain information, as of September 5, 2003, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either nominee may be unable to serve, if elected. Except as disclosed in this Proxy Statement, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected. Note that if the Reincorporation Proposal is approved and the Company's state of incorporation is changed to Maryland, the individuals named below will, under the Company's new Maryland charter, serve as directors following the reincorporation for terms to expire in the years indicated below. See "Proposal
II. Reincorporation of the Company as a Maryland Corporation--Comparison of Stockholder Rights-Number and Classification of Directors."

                                                                                          Shares of
                                                                                         Common Stock    Percent
                                           Position(s) Held       Director   Term to     Beneficially      of
      Name                      Age         in the Company        Since(1)    Expire       Owned(2)       Class
-----------------              -----    -----------------------   --------   --------   --------------   ------
                                                            NOMINEES
Joseph L. LaMonica             53       Director, President and
                                        Chief Executive Officer     1987       2006       530,426         7.38%

Mario Teixeira, Jr.            67       Director                    1971       2006       175,685 (3)     2.54%

                                                 DIRECTORS CONTINUING IN OFFICE

William C. Anderson            55       Chairman of the Board       1979       2004       410,381         5.74%

Amadeu L. Carvalho             74       Director                    1990       2004       115,124         1.66%

Patrick D. McTernan            51       Director, Senior
                                        Executive Vice
                                        President, General
                                        Counsel and Secretary       1989       2005       156,660         2.26%

Marvin D. Schoonover           53       Director                    1990       2005        72,380         1.05%

----------
(1) Includes service as a director of the Bank prior to the formation of the Company.

(2) Amounts include shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain members of the directors' families, by certain related entities or by trusts of which the director is a trustee or substantial beneficiary, with respect to which shares the respective director may be deemed to have sole or shared voting and/or dispositive powers. Amounts also include 319,721, 52,500, 278,550, 67,600, 69,434 and 29,600 shares which Messrs.
      LaMonica, Teixeira, Anderson, Carvalho, McTernan and Schoonover, respectively, have the right to acquire pursuant to stock options that are currently exercisable. With respect to Messrs. LaMonica and McTernan, amounts also include 23,674 shares which have been allocated to each of their respective accounts under the ESOP.

(3) Amount excludes 13,660 shares of which Mr. Teixeira disclaims beneficial ownership.

      The principal occupation of each director of the Company and each of the nominees for director is set forth below. All directors and nominees have held their present principal occupation for at least five years unless otherwise indicated.

      Joseph L. LaMonica--Mr. LaMonica has been President and Chief Executive Officer of the Company since its incorporation as a Delaware corporation in March 1994, and of Penn Federal since 1988. Mr. LaMonica has served Penn Federal in various capacities since joining the Bank in 1980. He also is a member of and serves as a director to many charitable and philanthropic organizations.

      Mario Teixeira, Jr.--Mr. Teixeira has been a licensed funeral director since 1961. He is owner and President of the Buyus Funeral Home in Newark and owns the Bernauer Funeral Home and the Rucki Funeral Home, both located in Newark, as well as the Shaw-Buyus Home for Services, located in Kearny, New Jersey.

      William C. Anderson--Mr. Anderson has been Chairman of the Board of the Company since its incorporation in March 1994 and Chairman of the Board of Penn Federal since 1988. Mr. Anderson is also the Chairman of the Board and President of John Young Company, Inc., a real estate agency located in Caldwell, New Jersey.

      Amadeu L. Carvalho--Mr. Carvalho, retired Controller of the Singer Company, currently is in private accounting practice in Elizabeth, New Jersey. His practice includes tax services and business and strategic planning for small and medium size companies.

      Patrick D. McTernan--Mr. McTernan has been General Counsel and Secretary of the Company since its incorporation in March 1994. He joined Penn Federal in 1989 as Senior Vice President and General Counsel, and was named Senior Executive Vice President in 1999. Mr. McTernan is a member of the New Jersey State Bar Association and the Legal Committee of the New Jersey League of Community Bankers.

      Marvin D. Schoonover--Mr. Schoonover is a Senior Account Executive with the EMAR Group, Inc., an insurance agency located in Livingston, New Jersey, and is responsible for the marketing, sales and servicing of commercial property and casualty insurance. Mr. Schoonover first joined the EMAR Group, Inc. in 1980.

Meetings and Committees of the Board of Directors

      Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. For the fiscal year ended June 30, 2003, the Board of Directors met 19 times. During fiscal 2003, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Board of Directors of the Company has standing Executive and Audit Committees.

      The Executive Committee is comprised of all members of the Board. The Executive Committee meets on an as needed basis and exercises the power of the Board of Directors between Board meetings, to the extent permitted by law. This Committee did not meet during fiscal 2003.

      The Audit Committee is comprised of Chairman Anderson (Chairman) and Directors Carvalho and Teixeira. The Audit Committee operates under a written charter adopted by the Company's Board of Directors. The Audit Committee is appointed by the Company's Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of the Company's consolidated financial statements and the financial reporting processes, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Company's internal audit function and independent auditors. The Audit Committee also is responsible for hiring, retaining and terminating the Company's independent auditors. The Audit Committee met three times in fiscal 2003. For additional information on the Company's Audit Committee, see "Audit Committee Matters" below.

      The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. The Board of Directors met one time in fiscal 2003 in its capacity as a nominating committee.

      Pursuant to the Company's bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 90 days prior to the meeting date. If, however, less than 100 days' notice of the date of the meeting is given or made to stockholders by public notice or mail, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws. If the Reincorporation Proposal is approved and the Company's state of incorporation is changed to Maryland, the deadline for stockholder submissions of director nominations will remain the same, except that these nominations may not be delivered earlier than 120 days prior to the meeting date. See "Proposal II. Reincorporation as a Maryland Corporation--Comparison of Stockholder Rights-Advance Notice Requirements for Presentation of Business and Nominations of Directors at Annual Meetings of Stockholders."

      Meetings and Committees of the Bank. The Bank's Board of Directors generally meets twice per month and may have additional special meetings upon the written request of the Chairman of the Board, the President or at least three directors. The Bank's Board of Directors met 24 times during the fiscal year ended June 30, 2003. During fiscal 2003, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Bank has standing Audit, Human Resources and Compensation Committees, as well as other committees which meet periodically. Set forth below is a description of certain committees of the Bank.

      The Audit Committee is responsible for the oversight of the Bank's Internal Audit Department and for the review of the Bank's annual audit report prepared by the Bank's independent auditors. The current members of the committee are Chairman Anderson (Chairman) and Directors Carvalho and Teixeira. The Audit Committee met five times during fiscal 2003.

      The Bank's Human Resources Committee is responsible for the review and approval of the numerous personnel policies of the Bank. This Committee addresses, among other things, the Bank's benefit programs and plans and affirmative action plan. The current members of the Human Resources Committee are Directors Teixeira (Chairman), Schoonover and LaMonica. The Committee met one time during fiscal 2003.

      The Bank's Compensation Committee, which acts as the compensation committee of the Company and the Bank, determines salary ranges and incentive compensation. This Committee is also responsible for administering the Company's 1994 Stock Option and Incentive Plan (the "Stock Option Plan") and Management Recognition Plan (the "MRP"). The current members of the Compensation Committee are Directors Carvalho (Chairman) and Teixeira. This Committee met one time during the fiscal year ended June 30, 2003.

Audit Committee Matters

      Audit Committee Report. The Audit Committee of the Company's Board of Directors has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2003:

      o The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2003 audited financial statements;

      o The Audit Committee has discussed with the Company's independent auditors (Deloitte & Touche LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;

      o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company) and has discussed with the auditors their independence from the Company; and

      o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2003 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

      Submitted by the Audit Committee of the Company's Board of Directors:

                               William C. Anderson
                               Amadeu L. Carvalho
                               Mario Teixeira, Jr.

      Independence of Members and Audit Committee Charter. Each of Messrs. Anderson, Carvalho and Teixeira is "independent" under the definition of independence contained in the National Association of Securities Dealers' current listing standards for the Nasdaq Stock Market. The Company's Board of Directors has adopted a written charter for the audit committee.

Director Compensation

      Fees. Each director of the Company is also a director of the Bank. For fiscal 2003, each non-employee director, other than the Chairman of the Board, was paid a retainer of $33,000 for service on the Bank's Board of Directors and a retainer of $2,000 for service on the Company's Board of Directors. For the Chairman, these amounts were $75,000 and $10,000, respectively. During fiscal 2003, each non-employee director other than the Chairman also received a fee of $500 for each meeting of the Bank's Board attended and $350 for each meeting of the Company's Board attended. For the Chairman, these fees were $750 and $350, respectively. In addition, during fiscal 2003, each non-employee director received $400 for each Company Board committee meeting attended ($500 for the chairman of each committee) and $5,000 for the payment of an annual life insurance premium ($10,000 for the Chairman of the Board). Each director who is employed by the Company (Messrs. LaMonica and McTernan) was paid a fee of $350 for each meeting of the Company's Board attended during fiscal 2003.

      Director's Retirement Plan. Effective as of March 1, 2003, the Company adopted the PennFed Financial Services, Inc. Director's Retirement Plan (the "Director's Retirement Plan") to provide for retirement benefits to directors selected for participation in the Director's Retirement Plan. The Director's

Retirement Plan provides that upon the later of the date of the termination of the participant's service as a director or advisory director and the participant's attainment of age 65, the participant will receive an annual benefit, payable in monthly installments over a ten-year period, equal to 70% of the annual director fees payable by the Company and the Bank to the participant as of the date of the participant's retirement. If a participant's service as a director or advisory director is terminated for cause, no benefits will be paid to him under the Director's Retirement Plan.

      If a participant dies while still providing services as a director or advisory director, no death benefit will be paid for the participant under the Director's Retirement Plan. If a participant dies after he has begun to receive retirement benefits under the Director's Retirement Plan, payment of these benefits will cease following his death.

     A participant becomes fully vested in his Director's Retirement Plan benefits in accordance with the vesting schedule, if any, set forth in his individual plan agreement. The current participants in the Director's Retirement Plan are Directors Anderson and Schoonover, each of whom is fully vested in his retirement benefits under the Director's Retirement Plan. The Director's Retirement Plan is an unfunded plan. The Company has, however, obtained life insurance policies on the lives of participants in the Director's Retirement Plan as a means of offsetting some of the costs of providing the benefits under the Director's Retirement Plan.

     Consulting Agreements. Effective as of March 1, 2003, the Company entered into consulting agreements ("Consulting Agreements") with each of Directors' Carvalho and Teixeira for the purpose of ensuring the retention of the services and expertise of these directors as consultants following the termination of their service as directors. Each Consulting Agreement provides for a term commencing on the date the consultant ceases to be a director for any reason other than death (the "Retirement Date") and ending on the earlier of the date ten years after the Retirement Date or the date the consultant dies. Each Consulting Agreement calls for the consultant to provide expertise and services regarding director matters, matters pertaining to the management and operation of the Company and matters pertaining to publicly traded companies generally as the Company shall reasonably request. During the term of his Consulting Agreement, each consultant will be paid by the Company a monthly amount equal to one-twelfth of 70% of the annual director fees that the consultant was receiving from the Company and the Bank when he ceased providing services as a director of the Company and the Bank.

Executive Compensation

      The following table sets forth information regarding compensation paid to the Company's Chief Executive Officer and to the four highest earning executive officers of the Company and the Bank, each of whom earned a salary and bonus for fiscal 2003 in excess of $100,000 (the "Named Officers").

=============================================================================================================================
                                              SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       Long-Term
                                                                                      Compensation
                                                                                ---------------------------
                          Annual Compensation                                             Awards
-----------------------------------------------------------------------------------------------------------
                                                                                Restricted       Securities
                                                                                   Stock         Underlying      All Other
                                     Year         Salary          Bonus           Award(s)         Options     Compensation
  Name and Principal Position                       ($)            ($)              ($)              (#)            ($)
-----------------------------------------------------------------------------------------------------------------------------
Joseph L. LaMonica,                  2003        $450,000        $187,500            --               --        $122,557 (1)
President and Chief                  2002         425,000         125,000            --               --         113,429
 Executive Officer                   2001         366,894              --            --               --          86,407

Patrick D. McTernan,                 2003        $205,000        $ 75,000            --               --        $105,275 (1)
Senior Executive Vice                2002         205,000          65,000            --               --          94,340
 President, General Counsel and      2001         204,339              --            --               --          73,240
 Secretary

Jeffrey J. Carfora,                  2003        $205,000        $ 75,000            --               --        $ 87,451 (1)
Senior Executive Vice President      2002         171,250          65,000            --               --          75,867
 and Chief Operating Officer         2001         126,846              --            --               --          47,645

Claire M. Chadwick,                  2003        $127,404        $ 37,500            --               --        $ 72,095 (1)
Executive Vice President             2002         106,298          25,000            --               --          53,156
 and Chief Financial Officer         2001          95,067              --                             --          35,152

Barbara A. Flannery,                 2003        $135,000        $ 20,000            --               --        $ 67,495 (1)
Executive Vice President             2002         133,269          22,500            --               --          63,817
 and Retail Banking Group            2001         126,846              --            --               --          48,040
 Executive of the Bank
=============================================================================================================================

----------
(1) Includes imputed income under the group term life insurance plan, income attributable under whole-life insurance policy, employer contributions to Penn Federal's 401(k) Plan, ESOP allocations, and fees for attending meetings of the Company's Board of Directors, respectively, as follows:
      Mr. LaMonica - $2,263, $29,041, $3,000, $81,603 and $6,650; Mr. McTernan -
      $1,242, $13,379, $3,101, $81,603 and $5,950; Mr. Carfora - $573, $0,
      $3,100, $80,178 and $3,600; Ms. Chadwick - $354, $0, $3,198, $65,343 and
      $3,200; and Ms. Flannery - $639, $0, $2,363, $64,493 and $0.

      The following table sets forth certain information concerning stock option exercises during the last fiscal year and the number and value of stock options held by the Named Officers as of June 30, 2003. No stock options were granted to the Named Officers in fiscal 2003.

=====================================================================================================================
                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
---------------------------------------------------------------------------------------------------------------------
                                                            Number of Securities           Value of Unexercised
                            Shares                         Underlying Unexercised          In-the-Money Options
                           Acquired                         Options at FY-End (#)               FY-End ($)(1)
                              on                        -------------------------------------------------------------
                           Exercise        Value
       Name                   (#)       Realized ($)    Exercisable   Unexercisable      Exercisable    Unexercisable
---------------------------------------------------------------------------------------------------------------------
Joseph L. LaMonica          21,343      $451,996 (2)      334,721          --             $6,337,473         --
---------------------------------------------------------------------------------------------------------------------
Patrick D. McTernan             --            --          111,784          --             $2,192,981         --
---------------------------------------------------------------------------------------------------------------------
Jeffrey J. Carfora          11,900      $258,772 (2)       35,934          --             $  593,794         --
---------------------------------------------------------------------------------------------------------------------
Claire M. Chadwick           1,500      $ 32,065 (2)       11,000          --             $  118,063         --
---------------------------------------------------------------------------------------------------------------------
Barbara A. Flannery             --            --           46,634          --             $  834,544         --
=====================================================================================================================

----------
(1) Represents the aggregate market value (market price of the common stock less the exercise price) of the in-the-money options based on the closing price of the common stock on the Nasdaq National Market on June 30, 2003 ($27.75). An option is in-the-money if the exercise price of the option is less than the market value of the common stock.

(2) Represents the difference between the market value of the shares acquired upon exercise at the time of exercise (the average of the high and low per share prices of the common stock on the Nasdaq National Market on the date of exercise) and the exercise price ($5.25 per share).

Employment Agreements

     On November 28, 2000, the Company entered into new employment agreements with Mr. LaMonica, Mr. McTernan, Mr. Carfora and Ms. Flannery, replacing the existing employment agreements between Penn Federal and these officers. Effective as of August 12, 2003, the Company entered into an employment agreement with Ms. Chadwick. Each agreement is for a five-year term and provides for extensions of one year, in addition to the then-remaining term under the agreement, on each November 28th, as long as (1) the Company has not notified the officer at least 90 days in advance that the term will not be extended further and (2) the officer has not received an unsatisfactory performance review by the Board of Directors of the Company or the Bank. Each agreement provides for an annual base salary not less than the officer's current salary, discretionary and performance-based bonuses and participation in benefit plans and the receipt of fringe benefits to the same extent as the other executive officers of the Company and the Bank.

      Each agreement provides that if the officer's employment is involuntarily terminated, then during the lesser period (referred to below as the "applicable payout period") of the remaining term of the agreement or three years after the date of termination, he or she will be entitled to receive (1) on a monthly basis, 1/12th of his or her annual salary and 1/12th of the average annual amount of cash bonus and cash incentive compensation for the two full fiscal years preceding the date of termination, subject to reduction by the amount of any cash income earned from providing personal services during the applicable payout period; (2) substantially the same life and disability insurance coverage and health and dental benefits as he or she would have received if he or she had remained employed, subject to reduction to the extent the officer receives equivalent or better benefits from another employer; and (3) if the involuntary termination occurs within the six months preceding, at the time of, or within 24 months after a change in control of the Company, an amount in cash equal to 299% of the officer's "base amount" (as defined in Section 280G of the Internal Revenue Code), less the acceleration and lapse value of stock options held by the officer that are taken into account under Section 280G of the Internal Revenue Code. The term "involuntary termination" is defined as termination of the officer's employment by the Company or the Bank (other than for cause, or due to death, disability or specified violations of law) without the officer's consent or by the officer following a material reduction of or interference with his or her duties, responsibilities or benefits without his or her consent.

      Based on current compensation levels, if the employment of Mr. LaMonica, Mr. McTernan, Mr. Carfora, Ms. Flannery and Ms. Chadwick had been involuntary terminated as of June 30, 2003, under circumstances entitling them to severance pay described in items (1) and (3) above, they would have been entitled to receive monthly cash payments of approximately $50,521, $22,917, $22,917, $14,063 and $13,021, respectively, for three years after termination, and lump sum cash payments of approximately $1,672,134, $853,606, $508,750, $430,723 and
$313,152, respectively. Each agreement provides that to the extent the officer receives any amounts or benefits that will constitute "excess parachute payments" under Section 280G of the Internal Revenue Code and subject him or her to excise tax under Section 4999 of the Internal Revenue Code, he or she will be paid an additional amount that will offset the effect of any such excise tax. Each agreement also provides that to the extent the officer's total compensation for any calendar year exceeds the greater of $1,000,000 or the maximum amount of compensation deductible by the Company under Section 162(m) of the Internal Revenue Code (the greater of these two amounts referred to below as the "maximum allowable amount"), the excess amount must be deferred, with interest at 8% per annum compounded annually, to a calendar year in which the amount to be paid to the officer in that year (including deferred amounts and interest) does not exceed the maximum allowable amount.

Supplemental Executive Retirement Plan

      Effective as of March 1, 2003, the Bank adopted the Penn Federal Savings Bank Supplemental Executive Retirement Plan (the "SERP") to provide for supplemental retirement benefits to a select group of senior officers. The SERP provides that upon the later of the date of the termination of the participant's employment or the participant's attainment of age 65, the participant will receive an annual benefit, payable in monthly installments over a 15-year period, equal to 70% of the average of the participant's aggregate cash compensation (including pre-tax deferrals but excluding bonuses) during the two Company fiscal years in the five fiscal year period immediately prior to the termination of the participant's employment which results in the largest total amount of cash compensation. The maximum annual benefit may not exceed $300,000. A participant may elect to receive an early retirement benefit under the SERP beginning on the later of the date of the termination of the participant's employment or the participant's attainment of age 55, payable in monthly installments over a period of 15 years plus one month for each full month by which the participant's early retirement date precedes his or her normal retirement date. The early retirement benefit is equal to the annual benefit described above, reduced by two percent for each year the participant's early retirement date precedes his normal retirement date. A participant whose employment is terminated for cause will not receive any benefits under the SERP.

      If a participant dies before receiving any retirement benefits under the SERP, his or her designated beneficiary will receive a discounted lump sum payment of the participant's retirement benefits. If a participant dies after he or she has begun to receive retirement benefits under the SERP, the remaining payments will continue to made to the participant's designated beneficiary for the rest of the payout period. In addition to the death benefit described in the two preceding sentences, a participant's beneficiary will receive a lump sum death benefit of $600,000.

      A participant becomes fully vested in his or her SERP benefits after ten years of service (with credit for years of service prior to the adoption of the SERP). The committee administering the SERP may accelerate the payment of a participant's retirement benefits at such time and in such manner as the committee may determine, in which case the accelerated benefit will consist of a discounted lump sum payment of the participant's unpaid retirement benefits. Following a change in control of the Company, the Company will be required to pay to the participant a discounted lump sum payment of the participant's retirement benefits unless the participant's individual plan agreement provides otherwise (in which case the participant will have the option of receiving the lump sum payment).

     The current participants in the SERP are Mr. LaMonica, Mr. McTernan, Mr. Carfora and Ms. Chadwick. Based on their years of service, Mr. LaMonica and Mr. McTernan are fully vested in their retirement benefits under SERP, and Mr. Carfora and Ms. Chadwick will become fully vested in their retirement benefits under ther SERP in December 2003 and July 2004, respectfully.

     The SERP is an unfunded plan. The Bank has, however, obtained life insurance policies on the lives of participants in the SERP as a means of offsetting some of the costs of providing the benefits under the SERP.

Supplemental Executive Life Insurance Plan

      Effective March 1, 2003, the Bank adopted the Penn Federal Savings Bank Supplemental Executive Life Insurance Plan (the "Supplemental Life Insurance Plan") to provide supplemental life insurance benefits to a select group of officers who do not participate in the SERP. The Supplemental Life Insurance Plan provides that upon the death of a participant whose employment with the Company after at least ten years of service was terminated for any reason (including the participant's death while employed by the Bank) except cause, the participant's designated beneficiary will receive a lump sum amount equal to the participant's annual salary for the calendar year preceding the calendar year in which the participant's employment was terminated.

     The Supplemental Life Insurance Plan is an unfunded plan. The Bank has, however, obtained life insurance policies on the lives of participants as a means of offsetting the costs of providing the benefits under the Supplemental Life Insurance Plan. Ms. Flannery is the only Named Officer who currently participates in the Supplemental Life Insurance Plan.

Certain Transactions

      The Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer or business purposes. All loans by the Bank to its senior officers and directors are subject to regulations of the Office of Thrift Supervision restricting loans and other transactions with affiliated persons of the Bank. Under applicable law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In this regard, all outstanding loans to the Bank's directors and senior officers have been made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and did not involve more than the normal risk of collectibility.

Compensation Committee Report on Executive Compensation

      The Compensation Committee of the Bank's Board of Directors, which acts as the Compensation Committee for the Company and the Bank, has furnished the following report on executive compensation:

      The Compensation Committee has responsibility for reviewing the compensation policies and plans for the Company and its affiliates. The policies and plans established are designed to enhance both short-term and long-term operational performance of the Bank and to build stockholder value through anticipated appreciation in the Company's common stock price.

      One of the Committee's primary objectives is to develop and maintain compensation plans which allow the Company to attract and retain quality executives at competitive compensation levels and which enhance stockholder value by aligning closely the financial interests of the executives of the Company and the Bank with those of the Company's stockholders. In determining compensation levels, plans and adjustments, the Committee takes into account, among other things, compensation reviews made by third parties each year. These studies primarily compare the compensation of the Bank's officers to officers of other local financial institutions.

      With respect to Mr. LaMonica's base salary for the fiscal year ended June 30, 2003, the Committee took into account a comparison of salaries of chief executive officers of local and regional financial institutions and financial institutions comparable in size to the Bank. Likewise, each executive officer's base salary was determined utilizing financial institution compensation surveys. Mr. LaMonica's base salary for fiscal year 2003 was increased by $25,000 from his base salary for fiscal year 2002 because the Committee determined that Mr. LaMonica was undercompensated when compared to chief executive officers of other institutions with the same asset size as the Bank and because of the Company's numerous achievements during fiscal 2002 attributable to the performance of Mr. LaMonica.

      Effective July 1, 2001, the Company implemented a cash bonus program tied to percentage growth in earnings per share. The plan has two principal components, each providing for bonuses if the Company's earnings per share growth exceeds a minimum threshold. The first component provides for pre-determined bonus amounts payable quarterly to the Company's Chief Executive Officer, General Counsel, Chief Operating Officer and Chief Financial Officer depending on the quarterly increase, if any, in earnings per share on an annualized basis. The second component provides for bonus amounts payable annually to other personnel in the discretion of senior management. For fiscal 2003, the Company's earnings per share growth on an annualized basis exceeded the highest threshold for the first three quarters and the second highest threshold for the fourth quarter, entitling Mr. LaMonica, the Company's Chief Executive Officer, Mr. McTernan, the Company's General Counsel, Mr. Carfora, the Company's Chief Operating Officer, and Ms. Chadwick, the Company's Chief Financial Officer, to bonus amounts payable to them under the plan of $187,500, $75,000, $75,000 and $37,500, respectively. Ms. Flannery was awarded a discretionary bonus under the plan for fiscal 2003 of $20,000.

      The Bank and the Company have also included stock option and restricted stock awards as key elements in their total compensation package. Equity-based compensation provides a long-term alignment of interests and results achieved for stockholders with the compensation rewards provided to executive officers by providing those executives and others on whom the continued success of the Company most depends with a proprietary interest in the Company. In fiscal 1995, the Stock Option Plan and the MRP were adopted, providing for the grant of several types of equity-based awards, including stock option and restricted stock awards. These plans were ratified by the Company's stockholders in fiscal 1995, and an amendment to the Stock Option Plan increasing the number of shares available for issuance under the Stock Option Plan was approved by the Company's stockholders in fiscal 1998. All of the Company's and the Bank's executive officers have received awards pursuant to these plans.

      Through the compensation programs described above, a significant portion of the Company's executive compensation is linked to corporate performance. The Committee will continue to review all elements of compensation to ensure that the compensation objectives and plans meet the Company's business objectives and philosophy of linking executive compensation to stockholder interests in corporate performance as discussed above.

      In 1993, Congress amended the Internal Revenue Code of 1986 to add Section 162(m) to limit the corporate deduction for compensation paid to a corporation's five most highly compensated officers to $1.0 million per executive per year, with certain exemptions. The Committee carefully reviewed the impact of this legislation on the cost of the Company's and the Bank's current executive compensation plans. Under the legislation and regulations adopted thereunder, it is not expected that any portion of the Company's employee compensation will be non-deductible in fiscal 2003 or in future years by reason of compensation paid in fiscal 2003. The Committee intends to review the Company's executive compensation policies on an ongoing basis, and propose appropriate modifications, if the Committee deems them necessary, to these executive compensation plans with a view toward implementing the Company's compensation policies in a manner that avoids or minimizes any disallowance of tax deductions under Section 162(m). In this regard, each of the Company's employment agreements with the Named Officers provides for mandatory deferral of compensation that would otherwise be non-deductible by virtue of the limitations of Section 162(m). See "Employment Agreements."

      The foregoing report is furnished by the Compensation Committee of the Board of Directors:

                Amadeu L. Carvalho, Chairman
                Mario Teixeira, Jr.

Stock Performance Presentation

      The line graph below compares the cumulative total stockholder return on the Company's common stock to the cumulative total return of a broad index (all Nasdaq U.S. Stocks) and a savings and loan industry index for the period June 30, 1998 through June 30, 2003.

                              [LINE GRAPH OMITTED]

                                                                  Period Ending
                                        ----------------------------------------------------------------------
Index                                   06/30/98   06/30/99   06/30/00     06/30/01    06/30/02    06/30/03
--------------------------------------------------------------------------------------------------------------
PennFed Financial Services, Inc.          100.00      96.13      87.18       144.06      175.76      177.46
NASDAQ - Total US                         100.00     143.67     212.43       115.39       78.60       87.64
SNL $1B-$5B Thrift Index                  100.00      86.01      70.02       119.44      169.19      199.04

             PROPOSAL II. REINCORPORATION AS A MARYLAND CORPORATION

General

      The Board of Directors of the Company has unanimously approved, subject to stockholder approval, a proposal (previously defined in this Proxy Statement as the "Reincorporation Proposal") to change the Company's state of incorporation from Delaware to Maryland by means of a merger (the "Merger") of the Company with and into PennFed Financial Services, Inc., a Maryland corporation ("PennFed Maryland"), a newly formed, wholly-owned subsidiary of the Company. PennFed Maryland will be the surviving corporation of the Merger, the effect of which will be a change in the law applicable to the Company's corporate affairs from Delaware law to Maryland law. This change in applicable law will result in certain differences in stockholders' rights. See "--Comparison of Stockholder Rights."

      The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between Delaware law and Maryland law. This summary is not intended to be a complete description of the Reincorporation Proposal or the differences between stockholders' rights under Delaware law and Maryland law, and is qualified in its entirety by reference to the following documents:

      o the Plan of Reorganization and Agreement of Merger, dated as of July 8, 2003, between the Company and PennFed Maryland (the "Merger Agreement"), a copy of which is attached to this Proxy Statement as Appendix A;

      o the Articles of Incorporation of PennFed Maryland (the "New Charter"), a copy of which is attached to this Proxy Statement as Appendix B; and

      o the Bylaws of PennFed Maryland (the "New Bylaws"), a copy of which is attached to this Proxy Statement as Appendix C.

      Copies of the Company's Certificate of Incorporation (the "Present Charter") and Bylaws (the "Present Bylaws") are available for inspection at the Company's executive office, and copies will be provided to stockholders upon request. To request copies of these documents, contact: Patrick D. McTernan, Secretary, PennFed Financial Services, Inc., 622 Eagle Rock Avenue, West Orange, New Jersey 07052-2989.

      For the reasons discussed below, the Company's Board of Directors believes that the best interests of the Company and its stockholders would be served by changing the Company's state of incorporation from Delaware to Maryland. The Company's Board of Directors unanimously recommends that the Company's stockholders vote "FOR" the Reincorporation Proposal.

      Approval of the Reincorporation Proposal by the Company's stockholders will constitute adoption by the Company's stockholders of the Merger Agreement and approval by the Company's stockholders of the New Charter and the New Bylaws and of all other transactions and proceedings relating to the Merger, including ratification of the directors of PennFed Maryland in the classes as set forth under "--Comparison of Stockholder Rights-Number and Classification of Directors," the assumption by PennFed Maryland, as the surviving corporation of the Merger, of the Company's employee benefit plans, agreements and arrangements and the obligations of the Company under such plans, agreements and arrangements. Pursuant to the terms of the Merger Agreement, the New Charter and New Bylaws will replace the Present Charter and Present Bylaws as the Company's principal corporate governance documents. See "--Comparison of Stockholder Rights." Accordingly, stockholders are urged to read carefully this Proxy Statement and the attached appendices.

Principal Features of the Reincorporation Proposal

      At the effective time of the Merger, the separate corporate existence of the Company will cease and PennFed Maryland, as the surviving corporation, will succeed to all business, properties, assets and liabilities of the Company. Each share of the Company's common stock that is issued and outstanding immediately prior to the Merger will, by virtue of the Merger, be converted into one share of the common stock of PennFed Maryland. At the effective time of the Merger, certificates which immediately prior to the effective time represented shares of the Company's common stock will be deemed for all purposes to represent the same number of shares of PennFed Maryland's common stock. It will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of PennFed Maryland. However, when outstanding certificates representing shares of the Company's common stock are presented for transfer after the Merger, new certificates representing shares of PennFed Maryland's common stock will be issued. New certificates also will be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes, if any.

      The stock purchase rights attached to each share of the Company's common stock pursuant to the Rights Agreement between the Company and Registrar and Transfer Company, as rights agent (the "Rights Plan"), will continue to be in effect in relation to PennFed Maryland's common stock, and the terms of the Rights Plan will not be affected by the reincorporation. See "--Comparison of Stockholder Rights-Rights Plan." The Company's Dividend Reinvestment Plan ("DRIP") will continue to operate in the same manner after the Merger, and any shares of the Company's common stock held in a DRIP account immediately before the Merger will automatically convert into the same number of shares of PennFed Maryland's common stock.

      Following consummation of the Merger, PennFed Maryland's common stock will be listed for trading on the Nasdaq National Market System, the market on which the Company's common stock is currently listed for trading. PennFed Maryland's common stock will be listed under the symbol "PFSB," the current symbol for the Company's common stock. Delivery of existing stock certificates representing shares of Company common stock will constitute "good delivery" of shares of PennFed Maryland common stock in transactions subsequent to the Merger.

      Reincorporation of the Company will effect a change in the legal domicile of the Company and certain other changes of a legal nature, as described in this Proxy Statement. Reincorporation of the Company will not, in and of itself, result in any change in the name, business, management, location of the principal executive offices, assets, liabilities or stockholders' equity of the Company. The directors and officers of the Company prior to the Merger will continue to serve as the directors and officers of PennFed Maryland following the Merger. As noted above, approval by stockholders of the Reincorporation Proposal will constitute ratification by stockholders of all of the currently serving directors of PennFed Maryland as set forth in the New Charter. See "--Comparison of Stockholder Rights-Number and Classification of Directors."

      Pursuant to the terms of the Merger Agreement, each option to purchase Company common stock outstanding immediately prior to the effective time of the Merger under the Company's Stock Option Plan will become an option to purchase PennFed Maryland common stock, subject to the same terms and conditions as are set forth in the Stock Option Plan and the applicable option agreement. The Stock Option Plan and all other employee benefit plans, agreements and arrangements of the Company will be assumed and continued by PennFed Maryland following the Merger upon the same terms and subject to the same conditions, subject to the right of the PennFed Maryland Board of Directors to make amendments to such plans, agreements and arrangements. As noted above, approval by stockholders of the Reincorporation

Proposal will constitute approval by stockholders of the assumption by PennFed Maryland of these plans, agreements and arrangements.

      If the Reincorporation Proposal is approved by the Company's stockholders, the Merger will be effective when articles of merger for the Merger are filed with and accepted for record by the State Department of Assessments and Taxation of Maryland and a certificate of ownership and merger for the Merger is filed with the Secretary of State of the State of Delaware. These filings will be made at such time as the Boards of Directors of the Company and PennFed Maryland determine is advisable.

      The Merger Agreement provides that the Merger may be abandoned by the Board of Directors of either the Company or PennFed Maryland prior to the effective time of the Merger, either before or after stockholder approval. In addition, the Merger Agreement may be amended prior to the effective time, either before or after stockholder approval; provided, however, that the Merger Agreement may not be amended after stockholder approval if the amendment would
(a) alter or change the amount or kind of shares or other consideration to be received by stockholders in the Merger, (b) alter or change any term of the New Charter, (c) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the stockholders, or (d) otherwise violate applicable law. The Company's Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the proposed reincorporation or amend the Merger Agreement.

Purpose for Reincorporation Proposal

      The Board of Directors believes that reincorporating the Company in Maryland would be in the best interests of the Company and its stockholders because the Company would no longer be required to pay Delaware franchise taxes. For calendar years 2002 and 2001, the Company paid approximately $67,000 and $63,000, respectively, in Delaware franchise taxes. As a result of a recent increase in Delaware franchise tax rates which became effective as of January 1, 2003, it is expected that the Company will pay higher franchise tax amounts for 2003 and future years if it remains a Delaware corporation. Unlike Delaware, the State of Maryland does not impose a franchise tax on corporations incorporated under its laws. If the Company is reincorporated in Maryland, the only amount payable annually to the State of Maryland as a result of being incorporated under its laws would be $100, which will be paid in conjunction with Maryland's annual reporting requirements. During the current fiscal year, some of the savings anticipated by the reincorporation will initially be offset by expenses associated with the reincorporation, such as filing, legal, printing and similar expenses.

      After considering the advantages and disadvantages of the Reincorporation Proposal, including the differences between Delaware law and Maryland law, the Company's Board of Directors has concluded that the benefits to the Company and its stockholders of becoming a Maryland corporation outweigh the benefits of remaining a Delaware corporation. See "--Comparison of Stockholder Rights" and "--Possible Disadvantages of the Reincorporation Proposal."

Comparison of Stockholder Rights

      Upon consummation of the Merger, the Company's corporate affairs will be governed by Maryland law and the New Charter and New Bylaws. The New Charter and New Bylaws are substantially similar to the Present Charter and Present Bylaws with respect to material provisions. Differences between the New Charter and New Bylaws and the Present Charter and Present Bylaws are primarily the result of differences between the Delaware General Corporation Law (the "Delaware GCL") and the Maryland General Corporation Law (the "Maryland GCL"). Although it is impracticable to compare all of the aspects in which Maryland law and Delaware law differ, the following is a summary of certain significant differences and important similarities between the laws of these two states and the Present and New Charters and Bylaws. This discussion is qualified in its entirety by reference to the New Charter and New Bylaws, copies of which are attached as Appendices B and C, respectively, to this Proxy Statement, the Present Charter and Present Bylaws and the Delaware GCL and Maryland GCL.

      For purposes of this section, the "Company" refers in most places to PennFed Financial Services, Inc. incorporated under the laws of the State of Delaware; in those instances where reference is made to the "Company" after the Merger, the reference means PennFed Financial Services, Inc. incorporated under the laws of the State of Maryland.

Capital Stock

      Company. The Company's authorized capital stock consists of 15,000,000 shares of common stock, par value $.01 per share, and 7,000,000 shares of preferred stock, par value $.01 per share. No shares of preferred stock of the Company have been issued. As of September 5, 2003, 6,869,329 shares of the Company's common stock were issued and outstanding.

      The Present Charter authorizes the Company's Board of Directors to issue preferred stock from time to time in one or more series subject to applicable provisions of law, and the Company's Board of Directors is authorized to fix the designations, powers, preferences and relative participating, optional and other special rights of such shares, including voting rights (which could be multiple or as a separate class) and conversion rights.

      The authorized but unissued shares of common stock are available for general corporate purposes, including but not limited to, possible issuance as stock dividends, in mergers or acquisitions, under the DRIP, in a future underwritten or other public or private offering, under the Rights Plan or under a stock-based employee benefit plan. The authorized but unissued shares of preferred stock are likewise available for issuance in future mergers or acquisitions, in a future underwritten or other public or private offering or for other corporate purposes. Except as required by law, the rules of the Nasdaq Stock Market or as otherwise required to approve the transaction in which the additional authorized shares of common stock or authorized shares of preferred stock would be issued, no stockholder approval is required for the issuance of these shares. Accordingly, the Board of Directors of the Company, generally without stockholder approval, may issue additional shares of common stock and preferred stock with voting and conversion rights which could dilute and otherwise adversely affect the voting power of the existing holders of common stock.

      PennFed Maryland. PennFed Maryland's authorized capital stock consists of 15,000,000 shares of common stock, par value $.01 per share, and 7,000,000 shares of preferred stock, par value $.01 per share.

      Under the New Charter, the Board of Directors of PennFed Maryland has rights and powers with respect to the issuance of common stock and preferred stock that are substantially similar to those provided in the Present Charter.

      As of the date of this Proxy Statement, management is not aware that any person or group has indicated an intention or desire to institute a takeover of the Company. In addition, the Board of Directors has no present plans or understandings for the issuance of any preferred stock and does not intend to issue any preferred stock except on terms which the Board deems to be in the best interests of the Company and its stockholders.

Dividends

      Company. Pursuant to the Delaware GCL, the Company may pay dividends on its common stock out of its surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. The Delaware GCL also provides that dividends may not be paid out of net profits if, after the payment of the dividends, the capital of the Company would be less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

      PennFed Maryland. Under the Maryland GCL, PennFed Maryland is permitted to make dividends or other distributions unless after the distribution: (1) PennFed Maryland would not be able to pay its debts as they become due in the usual course of business; or (2) PennFed Maryland's total assets would be less than the sum of its total liabilities, plus, unless the New Charter permits otherwise, the amount that would be needed, if PennFed Maryland were dissolved at the time of the distribution, to satisfy preferential rights of stockholders whose preferential rights are superior to those receiving the distribution.

Advance Notice Requirements for Presentation of Business and Nominations of Directors at Annual Meetings of Stockholders

      Company. Pursuant to the Present Bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 90 days prior to the meeting date. If, however, less than 100 days' notice of the date of the meeting is given or made to stockholders by public notice or mail, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Present Bylaws.

      The Present Bylaws provide that the Company must receive written notice of any stockholder proposal for business at an annual meeting of stockholders at least 90 days before the first anniversary of the preceding year's annual meeting. If the date of the current year annual meeting is advanced by more than 20 days or delayed by more than 60 days from the anniversary date of the preceding year's annual meeting, notice of the proposal must be received by the Company by no later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which notice of the meeting is mailed or public disclosure of the meeting date is first made. In addition to meeting the applicable deadline, stockholder proposals must be accompanied by certain information specified in the Present Bylaws.

      PennFed Maryland. Under the New Bylaws, the deadlines for stockholder submissions of director nominations and proposals are the same as under the Present Bylaws, except that under the New Bylaws, these submissions may not be made earlier than 120 days prior to the meeting date. As with the Present Bylaws, under the New Bylaws, director nominations and stockholder proposals must be accompanied by certain information specified in the New Bylaws.

      Stockholders wishing to submit a proposal for business to be included in management's proxy statement for an annual meeting are reminded that, in addition to the bylaw provisions described above, they must adhere to the deadline and other rules for doing so established by the Securities and Exchange Commission. See "Stockholder Proposals."

      Adequate advance notice of stockholder proposals and director nominations gives management time to evaluate these proposals and nominations and to determine whether to recommend to the stockholders that submitted stockholder proposals be adopted. In certain instances, these provisions could make it more difficult to oppose management's proposals or nominations if stockholders believe such proposals or nominations are not in their best interests.

Cumulative Voting for Election of Directors

      Under the Delaware GCL and Maryland GCL, a corporation may provide for cumulative voting in the election of directors in its certificate of incorporation (in the case of a Delaware corporation) or charter (in the case of a Maryland corporation). Pursuant to the Present and New Charters, neither the Company nor PennFed Maryland permits cumulative voting in the election of directors. The absence of cumulative voting rights means that the holders of a majority of the shares voted at a meeting of stockholders may, if they so choose, elect all the directors to be elected at that meeting, and thus preclude minority stockholder representation on the board of directors.

Restrictions on Voting Rights

      Company. The Present Charter generally prohibits any stockholder that beneficially owns more than 10% of the outstanding shares of Company common stock from voting shares in excess of this limit.

      PennFed Maryland. The New Charter contains a voting limitation substantially identical to the one in the Present Charter.

      Maryland Control Share Acquisition Statute. The Maryland GCL contains a control share acquisition statute which, in general terms, provides that where a stockholder acquires issued and outstanding shares of a corporation's voting stock (referred to as control shares) within one of several specified ranges (one-tenth or more but less than one-third, one-third or more but less than a majority, or a majority or more), approval by stockholders of the control share acquisition must be obtained before the acquiring stockholder may vote the control shares. The required stockholder vote is two-thirds of all votes entitled to be cast, excluding "interested shares," defined as shares held by the acquiring person, officers of the corporation and employees who are also directors of the corporation. A corporation may, however, opt-out of the control share statute through a charter or bylaw provision, which PennFed Maryland has done pursuant to the New Bylaws. Accordingly, the Maryland control share acquisition statute will not apply to acquisitions of shares of PennFed Maryland's common stock. Though not expected, the PennFed Maryland Board of Directors could cause PennFed Maryland to become subject to the Maryland control share acquisition statute by amending the New Bylaws to eliminate the opt-out provision. See "-Amendment of Charter and Bylaws-PennFed Maryland."

      The Delaware GCL does not contain a control share acquisition or similar statute.

Number and Classification of Directors

      The Present Charter provides that the number of directors is set from time to time by vote of a majority of the whole board (meaning the total number of directors the Company would have if there were no vacancies on the board). The New Charter provides that the initial number of directors is six, which number may be increased or decreased in accordance with the New Bylaws. Like the Present Charter, the New Bylaws provide that the number of directors is set from time to time by vote of the Board of Directors by a majority of the whole board. Both the Company's Board of Directors and PennFed Maryland's Board of Directors is currently comprised of six members. Both boards are divided into three classes, with each class serving a staggered three-year term, meaning that approximately one-third of the directors are elected at each annual meeting of stockholders.

      The New Charter sets forth the names of the initial directors of PennFed Maryland and the term of office for each director, as follows:

                                          Position(s) Held in the Company Term to
        Name                                 and to be Held in PennFed Maryland                      Expire
-----------------------------         ----------------------------------------------------           ------
William C. Anderson                   Chairman of the Board                                           2004
Amadeu L. Carvalho                    Director                                                        2004
Patrick D. McTernan                   Director, Senior Executive Vice President, General
                                       Counsel and Secretary                                          2005
Marvin D. Schoonover                  Director                                                        2005
Joseph L. LaMonica                    Director, President and Chief Executive Officer                 2006*
Mario Teixeira, Jr.                   Director                                                        2006*

----------
* The current terms of Company Directors LaMonica and Teixeira expire at the Meeting and they have each been nominated for re-election for a term to expire in 2006. See "Proposal I. Election of Directors."

      All of the individuals named above presently serve as directors of the Company, for terms to expire corresponding to those indicated above (with Directors LaMonica and Teixeira nominated for re-election at the Meeting for terms to expire in 2006). By voting in favor of the Reincorporation Proposal, the Company's stockholders will be deemed to have approved of these individuals as directors of PennFed Maryland without further action and without changes in the classes or terms of office. For additional information regarding these individuals, see "Proposal I. Election of Directors."

Removal of Directors

      The Present Charter and the New Charter each provide that, subject to the rights of the holders of any series of preferred stock outstanding, directors may be removed from office only for cause and only by the vote of the holders of at least 80% of the voting power of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

Filling Vacancies on the Board of Directors

      Company. The Present Charter provides that, subject to the rights of the holders of any series of preferred stock outstanding, vacancies in the board of directors may be filled only by a majority vote of the directors then in office, even if less than a quorum. Newly appointed directors serve until the expiration of the term of the class to which they are appointed.

      PennFed Maryland. The New Bylaws provide that vacancies in the board of directors may be filled only by a majority vote of the directors then in office, even if less than a quorum. As under the Present Charter, under the New Bylaws newly appointed directors serve until the expiration of the term of the class to which they are appointed.

Amendment of Charter and Bylaws

      Company. Generally, the Present Charter may be amended in the manner prescribed by the Delaware GCL, which requires the approval of the Company's Board of Directors and the holders of at least a majority of the outstanding shares of the Company's common stock. The amendment of certain other provisions of the Present Charter, however, requires the vote of at least 80% of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class. These include provisions relating to: authorization of the Board of Directors to set the terms of and issue preferred stock;

voting limitations on 10% or greater stockholders; the prohibition on stockholder action by written consent; the call of special stockholders' meetings; the number, classification, election and removal of directors; certain business combinations with greater than 10% stockholders; the prevention of greenmail; indemnification of directors and officers; and amendments to the Present Charter and Bylaws.

      The Present Charter provides that the Present Bylaws may be amended either by the Company's Board of Directors, by the vote of a majority of the whole board, or by the Company's stockholders, by the vote of the holders of 80% of the voting power of the capital stock entitled to vote generally in the election of directors, voting together as a single class.

      PennFed Maryland. The New Charter contains a provision regarding amendments of the New Charter that is substantially similar to the one contained in the Present Charter. That is, generally the New Charter may be amended upon approval by the Board of Directors of PennFed Maryland and the holders of a majority of the outstanding shares of PennFed Maryland's common stock, with a super-majority stockholder vote required for amending specified provisions. The provisions of the New Charter requiring a super-majority stockholder vote for amendment are essentially the same as those specified in the Present Charter, except that amendment of the New Charter provision limiting the liability of directors and officers requires a super-majority stockholder vote; the comparable provision of the Present Charter, which limits the liability of directors (but not officers), requires only a majority vote for an amendment. Also, the New Charter does not contain provisions concerning stockholder action by written consent or the calling of special stockholders' meetings; these matters are dealt with in the New Bylaws. See "-Action by Stockholders Without a Meeting" and "-Special Meetings of Stockholders." In addition, as noted below under "-Super-Majority Stockholder Vote for Mergers, Acquisitions and Certain Other Transactions," the New Charter contains a provision which provides that any action requiring a super-majority stockholder vote by law instead requires only a majority stockholder vote; this provision itself requires a super-majority stockholder vote to amend. The Present Charter does not contain a comparable provision.

      Under the Maryland GCL, the New Charter may be amended by the PennFed Maryland Board of Directors without stockholder approval to (1) change the name of the corporation or (2) change the name or other designation or the par value of any class or series of stock and the aggregate par value of that stock.

      Like the Present Charter, the New Charter provides that the New Bylaws may be amended by the vote of a majority of the whole board, or by the stockholders, by the vote of the holders of 80% of the voting power of the capital stock entitled to vote generally in the election of directors, voting together as a single class.

Business Combinations with Certain Persons

      Company. The Present Charter provides that certain business combinations (for example, mergers, share exchanges, significant asset sales and significant stock issuances) involving "interested stockholders" of the Company require, in addition to any vote required by law, the approval of at least 80% of the voting power of the outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class, unless either (1) a majority of the disinterested directors have approved the business combination or (2) certain fair price and procedure requirements are satisfied. An "interested stockholder" generally means a person who is a 10% or greater stockholder of the Company or who is an affiliate of the Company and at any time within the past two years was a 10% stockholder of Company.

      PennFed Maryland. The New Charter contains a substantially identical provision.

      Delaware Business Combination Statute. Section 203 of the Delaware GCL provides that if a person acquires 15% or more of the stock of a Delaware corporation, thereby becoming an "interested stockholder" (for purposes of Section 203), that person may not engage in certain business combinations with the corporation for a period of three years unless one of the following three exceptions applies:

      o the board of directors approved the acquisition of stock or the business combination transaction prior to the time that the person became an interested stockholder;

      o the person became an interested stockholder and 85% owner of the voting stock of the corporation in the transaction in which it became an interested stockholder, excluding voting stock owned by directors who are also officers and certain employee stock plans; or

      o the business combination transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock which is not owned by the interested stockholder at an annual or special meeting.

      A Delaware corporation may elect not to be governed by Section 203. The Company has not made such an election. Section 203 does not apply to the merger of the Company and PennFed Maryland.

      Maryland Business Combination Statute. Like the Delaware GCL, the Maryland GCL contains a business combination statute. The Maryland business combination statute prohibits a business combination between a corporation and an interested stockholder (one who beneficially owns 10% or more of the voting power) for a period of five years after the interested stockholder first becomes an interested stockholder, unless the transaction has been approved by the board of directors before the interested stockholder became an interested stockholder or the corporation has exempted itself from the statute pursuant to a charter provision. After the five-year period has elapsed, a corporation subject to the statute may not consummate a business combination with an interested stockholder unless (1) the transaction has been recommended by the board of directors and
(2) the transaction has been approved by (a) 80% of the outstanding shares entitled to be cast and (b) two-thirds of the votes entitled to be cast other than shares owned by the interested stockholder. This approval requirement need not be met if certain fair price and terms criteria have been satisfied.

      PennFed Maryland has opted-out of the Maryland business combination statute through a provision in the New Charter.

Prevention of Greenmail

      Company. The Present Charter generally prohibits the Company from acquiring any of its own equity securities from a beneficial owner of 5% or more of the Company's voting stock unless: (i) the acquisition is approved by the holders of at least 80% of the Company's voting stock not owned by the seller;
(ii) the acquisition is made as part of a tender or exchange offer by the Company or a subsidiary of the Company to purchase securities of the same class on the same terms to all holders of such securities; (iii) the acquisition is pursuant to an open market purchase program approved by a majority of the board of directors, including a majority of the disinterested directors; or (iv) the acquisition is at or below the market price of the Company's common stock and is approved by a majority of the board of directors, including a majority of the disinterested directors.

      PennFed Maryland. The New Charter contains a provision substantially identical to the one contained in the Present Charter.

Super-Majority Stockholder Vote for Mergers, Acquisitions and Certain Other Transactions

      The Delaware GCL does not, and the Present Charter and Bylaws do not, contain any provision requiring a super-majority vote for mergers and similar transactions, except with respect to certain business combinations with large stockholders under certain circumstances. See "--Business Combinations with Certain Persons." Generally, under the Delaware GCL and the Present Charter, mergers and similar transactions require approval by the holders of a majority of the outstanding shares entitled to vote. The Maryland GCL provides that a merger or similar transaction generally requires the approval of the holders of at least two-thirds of the outstanding shares entitled to vote on the matter, absent a provision in the corporation's charter to the contrary. The New Charter specifically provides that notwithstanding any provision of law requiring action by stockholders by a vote of greater than a majority of the outstanding shares to vote and except for matters which under the New Charter require a super-majority stockholder vote, the action will be valid if approved by the holders of at least a majority of the outstanding shares entitled to vote.

Non-Shareholder Constituency Provision

      Company. The Present Charter provides that when evaluating any offer of another person to (1) make a tender or exchange offer for any equity security of the Company, (2) merge or consolidate the Company with another corporation or entity or (3) acquire all or substantially all of the properties and assets of the Company, the Company's Board of Directors may, in exercising its judgment as to what is in the best interest of the Company and its stockholders, give due consideration to all relevant factors, including, among other things:

      o the social and economic effects of acceptance of the offer on the present and future customers and employees of the Company and its subsidiaries and on the communities in which the Company and its subsidiaries operate or are located; and

      o the effect on the ability of the Company to fulfill its corporate objectives as a financial institution holding company and on the ability of its subsidiary financial institution to fulfill the objectives of a federally insured financial institution.

      PennFed Maryland. The New Charter provides that when evaluating any offer of another person to (1) make a tender or exchange offer for any equity security of PennFed Maryland, (2) merge or consolidate PennFed Maryland with another corporation or entity or (3) acquire all or substantially all of the properties and assets of PennFed Maryland, or when evaluating any other transaction which would or may involve a change in control of PennFed Maryland, the Board of Directors may, in exercising its business judgment as to what is in the best interests of PennFed Maryland and its stockholders and in making any recommendation to PennFed Maryland's stockholders, give due consideration to all relevant factors, including, but not limited to:

      o the immediate and long-term economic effect upon PennFed Maryland's stockholders, including stockholders, if any, who do not participate in the transaction;

      o the social and economic effect on the employees, creditors and customers of, and others dealing with, PennFed Maryland and its subsidiaries and on the communities in which PennFed Maryland and its subsidiaries operate or are located;

      o whether the proposal is acceptable based on the historical, current or projected future operating results or financial condition of PennFed Maryland;

      o whether a more favorable price could be obtained for PennFed Maryland's stock or other securities in the future;

      o the reputation and business practices of the other entity to be involved in the transaction and its management and affiliates as they would affect the employees of PennFed Maryland and its subsidiaries;

      o the future value of the stock or any other securities of PennFed Maryland or the other entity to be involved in the proposed transaction;

      o any antitrust or other legal and regulatory issues that are raised by the proposal;

      o the business and historical, current or projected future financial condition or operating results of the other entity to be involved in the proposed transaction, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the proposed transaction, and other likely financial obligations of the other entity to be involved in the proposed transaction; and

      o the ability of PennFed Maryland to fulfill its objectives as a financial institution holding company and on the ability of its subsidiary financial institution(s) to fulfill the objectives of a federally insured financial institution.

      The New Charter provides that if PennFed Maryland's Board of Directors determines that any proposed transaction of the type described above should be rejected, it may take any lawful action to defeat the transaction, including, but not limited to, any or all of the following:

      o     advising stockholders not to accept the proposal;

      o     instituting litigation against the party making the proposal;

      o     filing complaints with governmental and regulatory authorities;

      o     acquiring the stock or any other securities of PennFed Maryland;

      o selling or otherwise issuing authorized but unissued stock, other securities or granting options or rights with respect to authorized but unissued stock;

      o acquiring a company to create an antitrust or other regulatory problem for the party making the proposal; and

      o     obtaining a more favorable offer from another individual or entity.

Action By Stockholders Without a Meeting

      Company. The Present Charter provides that, subject to the rights of holders of any class or series of preferred stock, any action required or permitted to be taken by the stockholders must be effected at a duly called annual or special meeting of stockholders and not by written consent.

      PennFed Maryland. The New Bylaws provide that, except as described in the following sentence, any action required or permitted to be taken at a meeting of stockholders may instead be taken without a meeting if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter. The New Bylaws also provide that, unless the New Charter provides otherwise, the holders of any class of PennFed Maryland stock, other than common stock, that is entitled to vote generally in the election of directors may act without a meeting by delivering a consent in writing or by electronic transmission of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to approve the action at a meeting of stockholders if PennFed Maryland gives notice of the action so taken to each stockholder within ten days after the action is taken.

Special Meetings of Stockholders

      Company. The Present Charter provides that, subject to the rights of holders of any class or series of preferred stock, special meetings of stockholders may be called only by the Board of Directors by vote of a majority of the whole board.

      PennFed Maryland. The New Bylaws provide that special meetings of stockholders may be called by the President or by the Board of Directors by vote of a majority of the whole board. In addition, the New Bylaws provide that a special meeting of stockholders shall be called by the Secretary of PennFed Maryland on the written request of stockholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

Limitations on Directors' and Officers' Liability

      Company. The Present Charter contains a provision limiting the personal liability of directors to the extent permitted by the Delaware GCL, which provides that no director will be personally liable to the company or its stockholders for monetary damages for any breach of fiduciary duty as a director except as follows:

      (1) a director may be liable under Section 174 of the Delaware GCL, which creates liability for unlawful payment of dividends and unlawful stock purchases or redemptions; and

      (2)   a director also may be liable for:

            o breaching his or her duty of loyalty to the company or its stockholders;

            o for acts and omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or

            o any transaction from which the director derived an improper personal benefit.

      PennFed Maryland. Consistent with Maryland law, the New Charter provides that an officer or director of PennFed Maryland may not be liable to PennFed Maryland or its stockholders for money damages, except to the extent:

      o it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received;

      o a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or

      o     otherwise provided by the Maryland GCL.

Indemnification

      Delaware Law. Under the Delaware GCL, a corporation may indemnify its directors, officers, employees and certain other individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with specified actions, suits or proceedings arising because of the person's relationship to the corporation. Generally, the indemnification will cover expenses regardless of whether the action stems from a civil, criminal, administrative or investigative proceeding if the individual acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A similar standard applies in an action or suit by or in the right of the corporation (i.e., a stockholder derivative claim) except that indemnification only extends to expenses (including attorneys' fees) incurred in the defense or settlement of such a proceeding. In cases involving the right of the corporation, the Delaware GCL requires court approval before there can be any indemnification when the person seeking the indemnification has been found liable to the corporation. To the extent that a person otherwise eligible to be indemnified is successful on the merits or otherwise in defense in any action, suit or proceeding described above, indemnification for expenses (including attorneys' fees) actually and reasonably incurred is mandatory under the Delaware GCL.

      The Delaware GCL provides that a corporation may pay the expenses incurred by a director or officer in defending a proceeding in advance of the final disposition of that proceeding, provided that the corporation has received from the director or officer a written undertaking to repay the amount advanced if it is ultimately determined that the director or officer is not entitled to be indemnified for the expenses.

      The Present Charter generally provides for the indemnification of and advancement of expenses to directors and officers to the extent permitted by the Delaware GCL. The Present Charter also provides that the Company may, to the extent authorized by a majority vote of the disinterested directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Company to the same extent these rights are conferred upon directors and officers by the Present Charter. The Present Charter further provides, consistent with the Delaware GCL, that the right to indemnification and advancement of expenses conferred by the Present Charter is not exclusive of any other right which a person may have under the Present Charter, the Present Bylaws, any agreement, any vote of stockholders or disinterested directors, or otherwise.

      Maryland Law. The Maryland GCL permits a corporation to indemnify its directors, officers, employees and agents against judgments, penalties, fines, settlements and reasonable expenses actually incurred unless it is proven that
(1) the conduct of the person was material to the matter giving rise to the proceeding and the person acted in bad faith or with active and deliberate dishonesty, (2) the person actually received an improper personal benefit or (3) in the case of a criminal proceeding, the person had reason to believe that his conduct was unlawful. The Maryland GCL provides that where a person is a defendant in a derivative proceeding, the person may not be indemnified if the person is found liable to the corporation. The Maryland GCL also provides that a person may not be indemnified in respect of any proceeding alleging improper personal benefit in which the person was found liable on the grounds that personal benefit was improperly received. The person found liable in the derivative proceeding or in the proceeding alleging improper personal benefit may petition a court to nevertheless order indemnification for expenses if the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances. Similar to the Delaware GCL, the Maryland GCL provides that unless otherwise provided in the corporation's charter, a director or officer (but not an employee or agent) who is successful on the merits or otherwise in defense of any proceeding must be indemnified against reasonable expenses.

      The Maryland GCL provides that reasonable expenses incurred by a director, officer, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition of the proceeding if the corporation receives a written affirmation from the person to receive the advancement of that person's good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking by the person to repay the advanced amount if it is ultimately determined that he or she has not met the standard of conduct.

      The New Charter provides that PennFed Maryland will indemnify and advance expenses to its directors and officers to the fullest extent required or permitted by the Maryland GCL. The New Charter also provides that PennFed Maryland may indemnify other employees and agents to the extent authorized by its Board of Directors and permitted by law. The New Charter further provides, consistent with the Maryland GCL, that the rights to indemnification and to the advancement of expenses conferred by the New Charter are not exclusive of any other right which a person may have under any statute, the New Charter, the New Bylaws, any agreement, any vote of stockholders or the Board of Directors, or otherwise.

Rights Plan

      The Company has a stockholder rights plan (defined above as the "Rights Plan") initially adopted by its Board of Directors in March 1996, which could discourage unwanted or hostile takeover attempts which are not negotiated with its Board of Directors. The Rights Plan discourages such attempts by causing substantial dilution to any person who acquires an amount in excess of a specified percentage of the Company's common stock and by making an acquisition of the Company without the consent of its Board of Directors prohibitively expensive.

      Each share of the Company's common stock has attached to it a stock purchase right (a "Right") having the terms set forth in the Rights Plan. Prior to separating from the Company's common stock, the Rights will be evidenced by the Company's common stock certificates, will trade automatically with the Company's common stock and will not be exercisable.

      Rights will separate from the Company's common stock and become exercisable at the close of business on the earlier of the Flip-in Date (as defined below) or the tenth business day (or such later date as the Company's Board of Directors may fix) after any person (other than the Company or any subsidiary of the Company or any employee benefit plan of the Company or any subsidiary) commences a tender offer or exchange offer which, if completed, would result in the person owning 15% or more of the Company's common stock and becoming an "Acquiring Person" under the Rights Plan. After the Rights separate from the Company's common stock, each Right will entitle its holder to purchase for an exercise price of $67.50 (subject to adjustment) one share of the Company's common stock (or, under certain circumstances, debt or other equity securities or assets).

      Upon public announcement that any person or group has become an Acquiring Person and unless the Company's Board of Directors acts to redeem the Rights, then ten business days after the announcement (or such earlier or later date, not more than 30 days after the announcement, as the Company's Board of Directors may fix) (the "Flip-in Date"), each Right (other than Rights owned by any Acquiring Person or affiliate, associate or transferee of an Acquiring Person, which Rights become void) will entitle the holder to purchase, for an exercise price of $67.50 (subject to adjustment), a number of shares of the Company's common stock (or, under certain circumstances, debt or other equity securities or assets) having an aggregate market value of $135.00 (subject to corresponding adjustment for any adjustment to the exercise price). If an Acquiring Person acquires between 15% and 50% of the outstanding shares of the Company's common stock, the Company's Board of Directors may, in lieu of allowing Rights to be exercised, require the outstanding Rights to be exchanged for shares of the Company's common stock (or, under certain circumstances, debt or other equity securities or assets).

      After a person or group becomes an Acquiring Person under the Rights Plan, the Company may not:

      o consolidate or merge or participate in a binding share exchange with any person, or sell or otherwise transfer to any person assets representing more than 50% of the Company's assets or generating more than 50% of the Company's operating income or cash flow, if at the time of the transaction (or at the time of entering into an agreement for the transaction) the Acquiring Person controls the Company's Board of Directors and, in the case of a consolidation, merger or share exchange, will receive different treatment than other Company stockholders; or

      o allow certain transactions to occur which would increase the Acquiring Person's proportionate share of ownership of Company stock by more than 1%;

unless provision is made so that each Right would after the transaction become a right to buy, for an exercise price of $67.50 (subject to adjustment), that number of shares of common stock or equivalent equity interest of the other person having a market value of $135.00 (subject to corresponding adjustment for any adjustment to the exercise price).

     The Rights may be redeemed by the Company's Board of Directors at any time until the close of business on the Flip-in Date, at a redemption price of $0.01 per Right. The Company's Board of Directors may amend the Rights Plan in any respect until the close of business on the Flip-in Date. After that point, the Company's Board of Directors may amend the Plan in any respect not materially adverse to Rights holders generally or in order to cure any ambiguity or correct any provision which is inconsistent with the other provisions of the Rights Plan. In the absence of board action to extend the term of the Rights, the Rights will expire at the close of business on February 10, 2008.

      Following the Merger, PennFed Maryland will assume the Company's obligations under the Rights Plan, and the Rights will continue to be in effect in relation to PennFed Maryland's common stock. Although no changes to the Rights Plan are currently anticipated, PennFed Maryland reserves the right to amend the Rights Plan from time to time as its Board of Directors deems necessary or appropriate.

      Delaware and Maryland laws permit stockholder rights plans of the type adopted by the Company. The Delaware courts have generally upheld stockholder rights plans, but in recent decisions successively invalidated provisions of stockholder rights plans which would permit the rights issued under the plans to be redeemed (before they can be exercised to acquire additional shares) only by a board of directors controlled by the continuing directors who adopted the plan or by their chosen successors (a) at any time during the entire term of the plan (a so-called "dead hand" provision) or (b) for a period not to exceed 180 days (a so-called "slow hand" provision). Maryland statutorily permits stockholder rights plans in general and specifically permits plans with a slow hand provision, which would provide a stronger bargaining position to a board of directors opposing an unsolicited takeover attempt than would a stockholder rights plan without such a provision.

      The Company's Rights Plan does not contain a "dead hand" or "slow hand" redemption provision. Although the Maryland GCL will permit the PennFed Maryland Board of Directors to amend the Rights Plan to add a "slow hand" redemption provision, the Board has no current plans to adopt such an amendment.

Appraisal Rights

      Delaware Law. Under the Delaware GCL, stockholders of a corporation who are voting on a merger or consolidation generally are entitled to dissent from the transaction and obtain payment of the fair value of their shares (so-called "appraisal rights"), if they properly follow the statutory procedures for asserting these rights. Appraisal rights do not apply if, however, (1) the shares are listed on a national securities exchange or The Nasdaq Stock Market National Market system or are held by 2,000 or more holders of record and (2) except for cash in lieu of fractional share interests, the shares are being exchanged for the shares of the surviving corporation of the merger or the shares of any other corporation, which shares of such other corporation will, as of the effective date of the merger or consolidation, be listed on a national securities exchange or The Nasdaq Stock Market National Market system or held of record by more than 2,000 holders.

      Pursuant to the Delaware GCL, appraisal rights generally are not available in a merger of two corporations where one of the corporations owns at least 90% of the outstanding stock of the other corporation. Because the Company owns 100% of the outstanding stock of PennFed Maryland, Company stockholders are not entitled to appraisal rights in connection with the Merger.

      Maryland Law. The Maryland GCL provides that, except in connection with a transaction governed by the Maryland business combination statute or exempted from that statute pursuant to the statute's fair price provisions, a stockholder is not entitled to demand the fair value of his or her shares of stock in any transaction if the stock is listed on a national securities exchange or The Nasdaq Stock Market National Market system or SmallCap system. Because, as described under "--Business Combinations with Certain Persons," PennFed Maryland has opted-out of the Maryland business combination statute through a charter provision, and since PennFed Maryland common stock will be listed on The Nasdaq Stock Market upon completion of the Merger, the holders of PennFed Maryland common stock after the Merger will not be entitled to appraisal rights under any circumstances, regardless of the form of consideration to be paid for their shares in a merger. In contrast, as noted above, the Company's stockholders would be entitled to appraisal rights under the Delaware GCL if the Company were a party to a merger and the consideration payable to the Company's stockholders consisted, entirely or in part, of cash (other than cash payable in lieu of fractional share interests).

Stockholder Inspection Rights

      Delaware Law. The Delaware GCL provides that any stockholder of record, regardless of the number of shares held and how long he has held his shares, generally has the right to inspect the corporation's stock ledger, list of stockholders and other books and records, provided he has a proper purpose for doing so and satisfies certain procedural requirements.

      Maryland Law. Under the Maryland GCL, any stockholder may inspect the corporation's bylaws, stockholder minutes, annual statement of affairs and any voting trust agreements. However, only a holder or group of holders of 5% or more of the corporation's stock for at least six months has the right to inspect the corporation's stock ledger, list of stockholders and books of account.

Anti-takeover Effects

      The Present and New Charter and Bylaws contain a number of provisions which may be viewed as having anti-takeover effects. These include, but are not limited to, the following:

      o classification of the board of directors, which prevents a majority of the incumbent directors from being replaced at a single annual stockholders' meeting;

      o authorization of the board of directors to issue additional shares of common stock and preferred stock generally without stockholder approval;

      o advance notice requirements for stockholder proposals and director nominations;

      o     not permitting cumulative voting in the election of directors;

      o     a voting limitation on 10% or greater stockholders;

      o providing that directors may be removed only for cause and only upon approval of 80% of the outstanding voting power;

      o providing that certain charter provisions can only be amended upon approval of 80% of the outstanding voting power;

      o providing that the bylaws can be amended by stockholders only upon approval of 80% of the outstanding voting power;

      o providing that certain business combinations with 10% or greater stockholders require the approval of 80% of the outstanding voting power unless the transaction has been approved by a majority of the disinterested directors or certain fair price and procedure requirements have been satisfied;

      o an anti-greenmail provision applicable to repurchases of shares from 5% or greater stockholders;

      o in the case of the Company, in the Present Charter, providing that stockholders may not act by written consent, and in the case of PennFed Maryland, in the New Bylaws, providing that except with respect to the holders of preferred stock, stockholders may act by written consent only if the consent is signed by each stockholder entitled to vote on the matter; and

      o in the case of the Company, in the Present Charter, providing that stockholders may not call special meetings of stockholders, and in the case of PennFed Maryland, in the New Bylaws, providing that stockholders may cause a special meeting of stockholders to be called upon the written request of stockholders entitled to cast a majority of the votes.

      Except where noted, the provisions of the type described above that are contained in the Present Charter and Bylaws are substantially the same as those contained in the New Charter and Bylaws. In addition to the charter and bylaw provisions described above, the Company is subject to Section 203 of the Delaware GCL, which imposes a three-year moratorium on certain business combinations with an "interested stockholder" unless one of three exceptions applies. See "-Business Combinations with Certain Persons-Delaware Business Combination Statute." PennFed Maryland has, through a provision in the New Charter, opted out of the comparable business combination statute contained in the Maryland GCL, and, through a provision in the New Bylaws, opted out of the Maryland control share acquisition statute (though the PennFed Maryland Board of Directors could at any time cause PennFed Maryland to become subject to the control share statute by amending the Bylaws to change the opt-out provision). See "-Business Combinations with Certain Persons-Maryland Business Combination Statute" and "-Restrictions on Voting Rights-Maryland Control Share Acquisition Statute." In addition, the Company has in place the Rights Plan, which will be assumed and continued on the same terms by PennFed Maryland following the Merger. See "-Rights Plan."

      Anti-takeover provisions in the Delaware and Maryland statutes and in the corporate governance structure of both the Company and PennFed Maryland could have the effect of discouraging an acquisition of the Company or PennFed Maryland or stock purchases in furtherance of an acquisition, and could, under certain circumstances, discourage transactions which might otherwise have a favorable effect on the price of the Company's or PennFed Maryland's common stock. These provisions may serve to make it more difficult to remove incumbent management and board members and may also discourage all attempts to acquire control not approved by the Board of Directors for any reason. As a result, stockholders who might desire to participate in, or benefit from, such a transaction might not have an opportunity to do so.

Possible Disadvantages of the Reincorporation Proposal

      Despite the belief of the Company's Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its stockholders, stockholders should be aware that many provisions of the New Charter, the New Bylaws and the Maryland GCL have not received extensive scrutiny and interpretation by the Maryland courts. The Delaware GCL is widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as a state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law. The Company's Board of Directors believes, however, that Maryland law will provide the Company with the comprehensive, flexible structure which it needs to operate effectively.

Tax Consequences

      Under current federal income tax laws, the Merger will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly,
(i) no gain or loss will be recognized for federal income tax purposes by the stockholders of the Company as a result of the Merger and (ii) the basis and holding period for the common stock of PennFed Maryland received by the stockholders of the Company in exchange for common stock of the Company will be the same as the basis and holding period of the common stock of the Company exchanged therefor. The Merger will have no federal income tax effect on the Company. State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Merger under applicable state, local or foreign income tax laws.

Vote Required

      Pursuant to the Delaware GCL and the Present Charter, the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required for approval of the Reincorporation Proposal. Approval of the Reincorporation Proposal by stockholders of the Company will constitute adoption of the Merger Agreement, and specific approval of the New Charter and New Bylaws and of all other transactions and proceedings relating to the Merger, including ratification of the directors of PennFed Maryland in the classes as set forth under "--Comparison of Stockholder Rights-Number and Classification of Directors," the assumption by PennFed Maryland, as the surviving corporation of the Merger, of the Company's employee benefit plans, agreements and arrangements, and the obligations of the Company under such plans, agreements and arrangements.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE REINCORPORATION PROPOSAL.

PROPOSAL III. RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors has renewed the Company's arrangement for Deloitte & Touche LLP to be its independent auditors for the 2004 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Deloitte & Touche LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

      For the fiscal year ended June 30, 2003, Deloitte & Touche LLP provided various audit and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

      (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal 2003 annual financial statements and review of financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal 2003: $218,500.

      (b)   Financial Information Systems Design and Implementation Fees: $0.

      (c)   All other fees: $65,125.

      The Audit Committee of the Company's Board of Directors has considered whether the provision of services covered by item (c) above is compatible with maintaining the independence of Deloitte & Touche LLP.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the Company's next annual meeting must be received by its Secretary at the administrative office of the Company, located at 622 Eagle Rock Avenue, West Orange, New Jersey 07052-2989, no later than May 25, 2004 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's charter and bylaws and applicable state law.

      To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company no later than July 31, 2004. In addition, if the Reincorporation Proposal is approved and the Company reincorporates in Maryland, proposals may not be submitted to the Company before July 1, 2004. If, however, the date of the next annual meeting is before October 9, 2004 or after December 28, 2004, proposals must instead be received by the Company by the later of the 90th day before the date of the next annual meeting or the tenth day following the day on which notice of the date of the next annual meeting is mailed or public announcement of the date of the next annual meeting is first made (and, if the Reincorporation Proposal is approved and the Company reincorporates in Maryland, proposals may not be submitted to the Company earlier than the 120th day prior to the date of the next annual meeting). If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons owning more than 10% of a registered class of the Company's equity securities, to file periodic reports of ownership and changes in ownership with the SEC and to provide the Company with copies of such reports. Based solely upon information provided to the Company by the directors and officers subject to Section 16(a), all Section 16(a) filing requirements applicable to these persons were complied with during fiscal 2003.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. If, however, any other matter should properly come before the Meeting, it is intended that the Board of Directors, as proxy for the stockholder, will act in accordance with its best judgment.

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telephone without additional compensation. The Company has retained Regan & Associates, Inc. to assist in the solicitation of proxies for a fee of $6,500, including expenses.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     William C. Anderson
                                     Chairman of the Board

West Orange, New Jersey
September 22, 2003

                                                                      APPENDIX A

                 PLAN OF REORGANIZATION AND AGREEMENT OF MERGER


     This Plan of Reorganization and Agreement of Merger (hereinafter called the "Merger Agreement") is made as of _________, 2003, by and between PennFed Financial Services, Inc., a Delaware corporation ("PennFed Delaware") and PennFed Financial Services, Inc., a Maryland corporation ("PennFed Maryland"). PennFed Delaware and/or PennFed Maryland, when reference is made to the entity irrespective of the state of incorporation, is sometimes herein referred to as the "Company."

                                   WITNESSETH:

     WHEREAS, PennFed Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

     WHEREAS, PennFed Maryland is a corporation duly organized and existing under the laws of the State of Maryland;

     WHEREAS, as of the date of this Merger Agreement, PennFed Delaware has authority to issue 15,000,000 shares of common stock, par value $.01 per share, of which _________ shares are issued and outstanding; and 7,000,000 shares of preferred stock, par value $.01 per share, none of which are issued or outstanding;

     WHEREAS, as of the date of this Merger Agreement, PennFed Maryland has authority to issue 15,000,000 shares of common stock, par value $.01 per share, of which of which 100 shares are issued and outstanding and owned by PennFed Delaware; and 7,000,000 shares of preferred stock, par value $.01 per share, none of which are issued or outstanding;

     WHEREAS, the respective Boards of Directors of PennFed Delaware and PennFed Maryland have determined that, for the purpose of effecting the reincorporation of PennFed Delaware in the State of Maryland, it is advisable and to their advantage and the advantage of their respective stockholders that PennFed Delaware merge with and into PennFed Maryland upon the terms and conditions herein provided; and

     WHEREAS, the respective Boards of Directors of PennFed Delaware and PennFed Maryland have approved this Merger Agreement and have directed that this Merger Agreement be submitted to the vote of their respective stockholders.

                                    AGREEMENT

     NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that PennFed Delaware shall merge with and into PennFed Maryland on the following terms, conditions and other provisions:

                             I. TERMS AND CONDITIONS

     1.1 Merger. Subject to approval of the respective stockholders of PennFed Delaware and PennFed Maryland and the receipt of all required regulatory approvals, PennFed Delaware shall be merged with and into PennFed Maryland (the "Merger"), and PennFed Maryland shall be the surviving corporation, effective upon the date when this Merger Agreement is made effective in accordance with applicable law (the "Effective Date").

     1.2 Succession. Upon the Effective Date, PennFed Maryland shall succeed to all of the rights, privileges, powers and property of PennFed Delaware in the manner of and as more fully set forth in Section 3-114 of the Maryland General Corporation Law.

     1.3 Common Stock of PennFed Delaware. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock, par value $.01 per share, of PennFed Delaware outstanding immediately prior thereto shall be changed and converted into one fully paid and non-assessable share of the common stock of PennFed Maryland, par value $.01 per share.

     1.4 Common Stock of PennFed Maryland. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, the 100 shares of common stock, par value $.01 per share, of PennFed Maryland outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

     1.5 Stock Certificates. Upon and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of common stock, par value $.01 per share, of PennFed Delaware and the associated stock purchase rights (the "Stock Purchase Rights") under the Stockholder Protection Rights Agreement, dated as of March 21, 1996 (as amended, the "Rights Agreement"), between the Company and Registrar and Transfer Company, as rights agent, shall be deemed for all purposes to evidence ownership of and to represent the shares of common stock, par value $.01 per share, of PennFed Maryland into which the shares of PennFed Delaware represented by such certificates have been converted as herein provided and the associated Stock Purchase Rights assumed by PennFed Maryland pursuant to Section 1.8 of this Merger Agreement. The registered owner on the books and records of PennFed Maryland or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to PennFed Maryland or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of PennFed Maryland evidenced by such outstanding certificate as above provided.

     1.6 Options. Upon the Effective Date, PennFed Maryland will assume and continue all of PennFed Delaware's stock option and restricted stock plans, and the outstanding and unexercised portions of all options and rights to buy common stock, par value $.01 per share, of PennFed Delaware shall become options or rights for the same number of shares of common stock, par value $.01 per share, of PennFed Maryland, with no other changes in the terms and conditions of such options or rights, including exercise prices, and effective upon the Effective Date, PennFed Maryland hereby assumes the outstanding and unexercised portions of such options and rights and the obligations of PennFed Delaware with respect thereto.

     1.7 Other Employee Benefit Plans. Upon the Effective Date, PennFed Maryland will assume all obligations of PennFed Delaware under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

     1.8 Assumption of Stock Purchase Rights and Rights Agreement. Upon the Effective Date, all outstanding Stock Purchase Rights shall be assumed by PennFed Maryland and become rights to purchase the common stock, par value $.01 per share, of PennFed Maryland, with no other changes in the terms and conditions of such Stock Purchase Rights, including the exercise price. Upon the Effective Date, PennFed Maryland also shall adopt and assume the Rights Agreement as successor to PennFed Delaware.

                  II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Articles of Incorporation and Bylaws. The Articles of Incorporation of PennFed Maryland in effect on the Effective Date (a copy of which is attached hereto and incorporated herein by this reference), shall continue to be the Articles of Incorporation of PennFed Maryland. The Bylaws of PennFed Maryland in effect on the Effective Date shall continue to be the Bylaws of PennFed Maryland.

     2.2 Directors. The directors of PennFed Maryland immediately preceding the Effective Date shall remain the directors of PennFed Maryland on and after the Effective Date. Such directors of PennFed Maryland shall hold office in the classes and for the terms as in effect immediately prior to the Effective Date, and until their successors are elected and qualified or their prior resignation, removal or death.

     2.3 Officers. The officers of PennFed Maryland shall remain the officers of PennFed Maryland upon the Effective Date and shall serve until their successors are elected and qualified or their prior resignation, removal or death.

                               III. MISCELLANEOUS

     3.1 Further Assurances. From time to time, as and when required by PennFed Maryland or by its successors and assigns, there shall be executed and delivered on behalf of PennFed Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect, or to conform of record or otherwise, in PennFed Maryland the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises, and authority of PennFed Delaware, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of PennFed Maryland are fully authorized in the name of and on behalf of PennFed Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 Amendment. At any time before or after approval by the stockholders of PennFed Delaware, this Merger Agreement may be amended in any manner (except that Section 1.3 and 1.4 and any of the other principal terms hereof as set forth in Section 251(d) of the Delaware General Corporation Law may not be amended without the approval of the stockholders of PennFed Delaware) as may be determined in the judgment of the respective Boards of Directors of PennFed Delaware and PennFed Maryland to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

     3.3 Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either PennFed Delaware or PennFed Maryland or both, notwithstanding the approval of this Merger Agreement by the stockholders of PennFed Delaware.

     3.4 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.




                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Boards of Directors of PennFed Delaware and PennFed Maryland, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

ATTEST:                                  PENNFED FINANCIAL SERVICES, INC.
                                           a Delaware Corporation



                                         By:
-----------------------------------         ------------------------------------
Patrick D. McTernan                        Joseph L. LaMonica
  Secretary                                President and Chief Executive Officer


ATTEST:                                    PENNFED FINANCIAL SERVICES, INC.,
                                           a Maryland Corporation



                                         By:
-----------------------------------         ------------------------------------
Patrick D. McTernan                        Joseph L. LaMonica
  Secretary                                President and Chief Executive Officer

                                                                      APPENDIX B

                            ARTICLES OF INCORPORATION

                                       OF

                        PENNFED FINANCIAL SERVICES, INC.

      The undersigned, Joseph L. LaMonica, whose address is 622 Eagle Rock Avenue, West Orange, New Jersey 07052, being at least eighteen years of age, acting as incorporator, does hereby form a corporation under the general laws of the State of Maryland, having the following Articles:

      ARTICLE 1. Name. The name of the corporation is PennFed Financial Services, Inc. (herein the "Corporation").

      ARTICLE 2. Principal Office. The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202.

      ARTICLE 3. Purpose. The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

      ARTICLE 4. Resident Agent. The name and address of the registered agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. Said resident agent is a Maryland corporation.

      ARTICLE 5.

            A. Capital Stock. The total number of shares of capital stock of all classes which the Corporation has authority to issue is twenty-two million (22,000,000) shares, consisting of:

            1. Seven million (7,000,000) shares of preferred stock, par value one cent ($.01) per share (the "Preferred Stock"); and

            2. Fifteen million (15,000,000) shares of common stock, par value one cent ($.01) per share (the "Common Stock").

      The aggregate par value of all the authorized shares of capital stock is two hundred twenty thousand dollars ($220,000). Except to the extent required by governing law, rule or regulation, the shares of capital stock may be issued from time to time by the Board of Directors without further approval of the stockholders of the Corporation. The Corporation shall have the authority to purchase its capital stock out of funds lawfully available therefor which funds shall include, without limitation, the Corporation's unreserved and unrestricted capital surplus.

            B. Common Stock. Except as provided under the terms of any series of Preferred Stock and as limited by Section D of this Article 5, the exclusive voting power shall be vested in the Common Stock, the holders thereof being entitled to one vote for each share of such Common Stock standing in the holder's name on the books of the Corporation. Subject to any rights and preferences of any series of Preferred Stock, holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors out of funds lawfully available therefor. Upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Common Stock shall be entitled to receive pro rata the remaining assets of the Corporation after payment or provision for payment of all debts and liabilities of the Corporation and payment or provision for payment of any amounts owed to the holders of any series of Preferred Stock having preference over the Common Stock on distributions on liquidation, dissolution or winding up of the Corporation.

            C. Preferred Stock. The Board of Directors is hereby expressly authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required by law or pursuant to the terms of such Preferred Stock.

            D. Restrictions on Voting Rights of the Corporation's Equity Securities.

            1. Notwithstanding any other provision of the Charter, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of stockholders entitled to vote on any matter, beneficially owns in excess of 10% of the then-outstanding shares of Common Stock (the "Limit"), be entitled, or permitted to any vote in respect of the shares held in excess of the Limit. The number of votes which may be cast by any record owner by virtue of the provisions hereof in respect of Common Stock beneficially owned by such person owning shares in excess of the Limit shall be a number equal to the total number of votes which a single record owner of all Common Stock owned by such person would be entitled to cast after giving effect to the provisions hereof, multiplied by a fraction, the numerator of which is the number of shares of such class or series beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of Common Stock beneficially owned by such person owning shares in excess of the Limit.

            2. The following definitions shall apply to this Section D of this
      Article 5.

                  (a) An "affiliate" of a specified person shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

                  (b) "Beneficial ownership" shall be determined pursuant to
            Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 (or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to said Rule 13d-3 as in effect on June 30, 2003; provided, however, that a person shall, in any event, also be deemed the "beneficial owner" of any Common Stock:

                        (1) which such person or any of its affiliates
                  beneficially owns, directly or indirectly; or

                        (2) which such person or any of its affiliates has (i)
                  the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of an agreement, contract, or other arrangement with the Corporation to effect any transaction which is described in any one or more of the clauses of Section A of Article 9 hereof) or upon the exercise of conversion rights, exchange rights, warrants, or options or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such affiliate is otherwise deemed the beneficial owner); or

                        (3) which are beneficially owned, directly or
                  indirectly, by any other person with which such first mentioned person or any of its affiliates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation;

            and provided further, however, that (i) no director or officer of the Corporation (or any affiliate of any such director or officer) shall, solely by reason of any or all of such directors or officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any Common Stock beneficially owned by any other such director or officer (or any affiliate thereof), and
            (ii) neither any employee stock ownership or similar plan of the Corporation or any subsidiary of the Corporation nor any trustee with respect thereto (or any affiliate of such trustee) shall, solely by reason of such capacity of such trustee, be deemed, for any purposes hereof, to beneficially own any Common Stock held under any such plan. For purposes of computing the percentage beneficial ownership of Common Stock of a person, the outstanding Common Stock shall include shares deemed owned by such person through application of this subsection but shall not include any other Common Stock which may be issuable by the Corporation pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding Common Stock shall include only Common Stock then outstanding and shall not include any Common Stock which may be issuable by the Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.

                  (c) A "person" shall mean any individual, firm, corporation, or other entity.

                  (d) The Board of Directors shall have the power to construe and apply the provisions of this Section D and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (i) the number of shares of Common Stock beneficially owned by any person, (ii) whether a person is an affiliate of another, (iii) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of beneficial ownership,
            (iv) the application of any other definition or operative provision of this Section D to the given facts, or (v) any other matter relating to the applicability or effect of this Section.

            3. The Board of Directors shall have the right to demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit (or holds of record Common Stock beneficially owned by any person in excess of the Limit) (a "Holder in Excess") supply the Corporation with complete information as to (i) the record owner(s) of all shares beneficially owned by such Holder in Excess, and (ii) any other factual matter relating to the applicability or effect of this section as may reasonably be requested of such Holder in Excess. The Board of Directors shall further have the right to receive from any Holder in Excess reimbursement for all expenses incurred by the Board in connection with its investigation of any matters relating to the applicability or effect of this section on such Holder in Excess, to the extent such investigation is deemed appropriate by the Board of Directors as a result of the Holder in Excess refusing to supply the Corporation with the information described in the previous sentence.

            4. Except as otherwise provided by law or expressly provided in this Section D, the presence, in person or by proxy, of the holders of record of shares of capital stock of the Corporation entitling the holders thereof to cast one-third of the votes (after giving effect, if required, to the provisions of this Section D) entitled to be cast by the holders of shares of capital stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders, and every reference in the Charter to a majority or other proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for stockholder consent or approval shall be deemed to refer to such majority or other proportion of the votes (or the holders thereof) then entitled to be cast in respect of such capital stock.

            5. Any constructions, applications, or determinations made by the Board of Directors, pursuant to this Section D in good faith and on the basis of such information and assistance as was then reasonably available for such purpose, shall be conclusive and binding upon the Corporation and its stockholders.

            6. In the event any provision (or portion thereof) of this Section D shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Section D shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of the Corporation and its stockholders that each such remaining provision (or portion thereof) of this Section D remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders, including stockholders owning an amount of stock over the Limit, notwithstanding any such finding.

            E. Majority Vote. Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of capital stock or of the total number of shares of any class of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote thereon, except as otherwise provided in the Charter.

      ARTICLE 6. Preemptive Rights. No holder of the capital stock of the Corporation or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued capital stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for capital stock of any class or series, or carrying any right to purchase stock of any class or series, except such as may be established by the Board of Directors.

      ARTICLE 7. Directors. The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

            A. Management of the Corporation. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. All powers of the Corporation may be exercised by or under the authority of the Board of Directors, except as conferred on or as reserved to the stockholders by law or by the Charter or the Bylaws of the Corporation.

            B. Number, Class and Terms of Directors; Cumulative Voting. The number of directors constituting the Board of Directors of the Corporation shall initially be six, which number may be increased or decreased in the manner provided in the Bylaws of the Corporation; provided, however, that such number shall never be less than the minimum number of directors required by the Maryland General Corporation Law (the "MGCL") now or hereafter in force. The directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class ("Class I") to expire at the conclusion of the first annual meeting of stockholders, the term of office of the second class ("Class II") to expire at the conclusion of the annual meeting of stockholders one year thereafter and the term of office of the third class ("Class III") to expire at the conclusion of the annual meeting of stockholders two years thereafter, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified.

      The names of the individuals who will serve as directors of the Corporation until their successors are elected and qualify are as follows:

                  (1) Class I directors:

                              Name             Term to Expire in
                              ----             -----------------

                      William C. Anderson            2004

                      Amadeu L. Carvalho             2004

                  (2) Class II directors:

                              Name             Term to Expire in
                              ----             -----------------

                      Patrick D. McTernan            2005

                      Marvin D. Schoonover           2005

                  (3) Class III directors:

                              Name             Term to Expire in
                              ----             -----------------

                      Joseph L. LaMonica             2006

                      Mario Teixeira, Jr.            2006

      Stockholders shall not be permitted to cumulate their votes in the election of directors.

            C. Vacancies. Any vacancies in the Board of Directors may be filled in the manner provided in the Bylaws of the Corporation.

            D. Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of Article 5 hereof) voting together as a single class.

            E. Stockholder Proposals and Nominations of Directors. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

      ARTICLE 8. Bylaws. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of directors the Corporation would have if there were no vacancies on the Board of Directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation. In addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Charter, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of Article 5 hereof), voting together as a single class, shall be required for the adoption, amendment or repeal of any provisions of the Bylaws of the Corporation by the stockholders.

      ARTICLE 9. Approval of Certain Business Combinations.

            A. Super-majority Voting Requirement; Business Combination Defined. In addition to any affirmative vote required by law or by the Charter, and except as otherwise expressly provided in this Section:

            1. any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (a) any Interested Stockholder (as hereinafter defined) or (b) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or

            2. any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder, or any Affiliate of any Interested Stockholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereafter defined) equaling or exceeding 25% or more of the combined assets of the Corporation and its Subsidiaries; or

            3. the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value equaling or exceeding 25% of the combined assets of the Corporation and its Subsidiaries except pursuant to an employee benefit plan of the Corporation or any Subsidiary thereof; or

            4. the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Interested Stockholder or any Affiliate of any Interested Stockholder; or

            5. any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder (a "Disproportionate Transaction"); provided, however, that no such transaction shall be deemed a Disproportionate Transaction if the increase in the proportionate ownership of the Interested Stockholder or Affiliate as a result of such transaction is no greater than the increase experienced by the other stockholders generally;

shall require the affirmative vote of the holders of at least 80% of the voting power of the then-outstanding shares of stock of the Corporation entitled to vote in the election of directors (the "Voting Stock"), voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or by any other provisions of the Charter (including those applicable to any class or series of capital stock) or in any agreement with any national securities exchange or quotation system or otherwise.

      The term "Business Combination" as used in this Article 9 shall mean any transaction which is referred to in any one or more of paragraphs 1 through 5 of Section A of this Article 9.

            B. Exception to Super-majority Voting Requirement. The provisions of Section A of this Article 9 shall not be applicable to any particular Business Combination, and such Business Combination shall require only the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote, or such vote as is required by law or by the Charter, if, in the case of any Business Combination that does not involve any cash or other consideration being received by the stockholders of the Corporation solely in their capacity as stockholders of the Corporation, the condition specified in the following paragraph 1 is met or, in the case of any other Business Combination, all of the conditions specified in either of the following paragraphs 1 and 2 are met:

            1. The Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined).

            2. All of the following conditions shall have been met:

                  (a) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by the holders of Common Stock in such Business Combination shall at least be equal to the higher of the following:

                        (i) (if applicable) the Highest Per Share Price,
                  including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Stockholder or any of its Affiliates for any shares of Common Stock acquired by it (x) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or (y) in the transaction in which it became an Interested Stockholder, whichever is higher; and

                        (ii) the Fair Market Value per share of Common Stock on
                  the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article 9 as the "Determination Date"), whichever is higher.

                  (b) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any class of outstanding Voting Stock other than Common Stock shall be at least equal to the highest of the following (it being intended that the requirements of this subparagraph (b) shall be required to be met with respect to every such class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

                        (i) (if applicable) the Highest Per Share Price (as
                  hereinafter defined), including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (x) within the two-year period immediately prior to the Announcement Date, or (y) in the transaction in which it became an Interested Stockholder, whichever is higher;

                        (ii) (if applicable) the highest preferential amount per
                  share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

                        (iii) the Fair Market Value per share of such class of
                  Voting Stock on the Announcement Date or on the Determination Date, whichever is higher.

                  (c) The consideration to be received by holders of a
            particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration to be received per share by holders of shares of such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by the Interested Stockholder. The price determined in accordance with Section B.2. of this Article 9 shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

                  (d) After such Interested Stockholder has become an Interested
            Stockholder and prior to the consummation of such Business
            Combination: (i) except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends

            (whether or not cumulative) on any outstanding stock having preference over the Common Stock as to dividends or liquidation;
            (ii) there shall have been (X) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (Y) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of Common Stock, unless the failure to so increase such annual rate is approved by a majority of the Disinterested Directors; and (iii) neither such Interested Stockholder nor any of its Affiliates shall have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

                  (e) After such Interested Stockholder has become an Interested
            Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

                  (f) A proxy or information statement describing the proposed
            Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

            C. Certain Definitions. For the purposes of this Article 9:

            1. A "Person" shall include an individual, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group or entity formed for the purpose of acquiring, holding or disposing of securities.

            2. "Interested Stockholder" shall mean any Person (other than the Corporation or any holding company or Subsidiary thereof) who or which:

                  (a) is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the outstanding Voting Stock; or

                  (b) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of more than 10% of the voting power of the then-outstanding Voting Stock; or

                  (c) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

            3. A Person shall be a "beneficial owner" of any Voting Stock:

                  (a) which such Person or any of its Affiliates or Associates
            (as hereinafter defined) beneficially owns, directly or indirectly within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on June 30, 2003; or

                  (b) which such Person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding (but neither such Person nor any such Affiliate or Associate shall be deemed to be the beneficial owner of any shares of Voting Stock solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such Person nor any such Affiliate or Associate is otherwise deemed the beneficial owner); or

                  (c) which are beneficially owned, directly or indirectly
            within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on June 30, 2003, by any other Person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purposes of acquiring, holding, voting (other than solely by reason of a revocable proxy as described in Subparagraph (b) of this Paragraph
            3) or in disposing of any shares of Voting Stock;

            provided, however, that, in the case of any employee stock ownership or similar plan of the Corporation or of any Subsidiary in which the beneficiaries thereof possess the right to vote any shares of Voting Stock held by such plan, no such plan nor any trustee with respect thereto (nor any Affiliate of such trustee), solely by reason of such capacity of such trustee, shall be deemed, for any purposes hereof, to beneficially own any shares of Voting Stock held under any such plan.

            4. For the purpose of determining whether a Person is an Interested Stockholder pursuant to Paragraph 2 of this Section C, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of Paragraph 3 of this Section C but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

            5. "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on June 30, 2003.

            6. "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in Paragraph 2 of this Section C, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

            7. "Disinterested Director" means any member of the Board of Directors who is unaffiliated with the Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any director who is thereafter chosen to fill any vacancy on the Board of Directors or who is elected and who, in either event, is unaffiliated with the Interested Stockholder, and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Disinterested Directors then on the Board of Directors.

            8. "Fair Market Value" means: (a) in the case of stock, the highest closing sale price of the stock during the 30-day period immediately preceding the date in question of a share of such stock on the Nasdaq System or any system then in use, or, if such stock is admitted to trading on a principal United States securities exchange registered under the Securities Exchange Act of 1934, Fair Market Value shall be the highest sale price reported during the 30-day period preceding the date in question, or, if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by the Board of Directors in good faith, in each case with respect to any class of stock, appropriately adjusted for any dividend or distribution in shares of such stock or in combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock, and
      (b) in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined by the Board of Directors in good faith.

            9. Reference to "Highest Per Share Price" shall in each case with respect to any class of stock reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.

            10. In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in Sections B.2.(a) and B.2.(b) of this Article 9 shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

            D. Construction and Interpretation. A majority of the Disinterested Directors of the Corporation shall have the power and duty to determine for the purposes of this Article 9, on the basis of information known to them after reasonable inquiry, (a) whether a person is an Interested

Stockholder; (b) the number of shares of Voting Stock beneficially owned by any person; (c) whether a person is an Affiliate or Associate of another; and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value equaling or exceeding 25% of the combined assets of the Corporation and its Subsidiaries. A majority of the Disinterested Directors shall have the further power to interpret all of the terms and provisions of this Article 9.

            E. Fiduciary Duty. Nothing contained in this Article 9 shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

            F. Maryland Business Combination Statute. Notwithstanding any contrary provision of law, the provisions of Sections 3-601 through 3-604 of the MGCL, as now and hereafter in force, shall not apply to any "business combination" (as defined in Section 3-601(e) of the MGCL, as now and hereafter in force), of the Corporation.

      ARTICLE 10. Evaluation of Certain Offers. The Board of Directors, when evaluating (i) any offer of another Person (as defined in Article 9 hereof) to
(A) make a tender or exchange offer for any equity security of the Corporation,
(B) merge or consolidate the Corporation with another corporation or entity, or
(C) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation or (ii) any other actual or proposed transaction which would or may involve a change in control of the Corporation (whether by purchases of shares of stock or any other securities of the Corporation in the open market, or otherwise, tender offer, merger, consolidation, share exchange, dissolution, liquidation, sale of all or substantially all of the assets of the Corporation, proxy solicitation or otherwise), may, in connection with the exercise of its business judgment in determining what is in the best interests of the Corporation and its stockholders and in making any recommendation to the Corporation's stockholders, give due consideration to all relevant factors, including, but not limited to: (A) the economic effect, both immediate and long-term, upon the Corporation's stockholders, including stockholders, if any, who do not participate in the transaction; (B) the social and economic effect on the present and future employees, creditors and customers of, and others dealing with, the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located; (C) whether the proposal is acceptable based on the historical, current or projected future operating results or financial condition of the Corporation; (D) whether a more favorable price could be obtained for the Corporation's stock or other securities in the future; (E) the reputation and business practices of the other entity to be involved in the transaction and its management and affiliates as they would affect the employees of the Corporation and its subsidiaries; (F) the future value of the stock or any other securities of the Corporation or the other entity to be involved in the proposed transaction; (G) any antitrust or other legal and regulatory issues that are raised by the proposal; (H) the business and historical, current or expected future financial condition or operating results of the other entity to be involved in the transaction, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the proposed transaction, and other likely financial obligations of the other entity to be involved in the proposed transaction; and (I) the ability of the Corporation to fulfill its objectives as a financial institution holding company and on the ability of its subsidiary financial institution(s) to fulfill the objectives of a federally insured financial institution under applicable statutes and regulations. If the Board of Directors determines that any proposed transaction of the type described in clause (i) or (ii) of the immediately preceding sentence should be rejected, it may take any lawful action to defeat such transaction, including, but not limited to, any or all of the following: advising stockholders not to accept the proposal; instituting litigation against the party making the proposal; filing complaints with governmental and regulatory authorities; acquiring the stock or any of the securities of the Corporation; selling or otherwise issuing authorized but unissued stock, other securities or granting options or rights with respect thereto; acquiring a company to create an antitrust or other regulatory problem for the party making the proposal; and obtaining a more favorable offer from another individual or entity. This Article 10 does not create any inference concerning factors that may be considered by the Board of Directors regarding any proposed transaction of the type described in clause (i) or (ii) of the first sentence of this Article 10.

      ARTICLE 11. Acquisitions of Equity Securities from Interested Persons.

            A. Super-majority Voting Requirement. Except as set forth in Section B of this Article 11, in addition to any affirmative vote of stockholders required by law or the Charter, any direct or indirect purchase or other acquisition by the Corporation of any Equity Security (as hereinafter defined) of any class from any Interested Person (as hereinafter defined) shall require the affirmative vote of the holders of at least 80% of the Voting Stock of the Corporation that is not beneficially owned (for purposes of this Article 11 beneficial ownership shall be determined in accordance with Section D.2(b) of
Article 5 hereof) by such Interested Person, voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or by any other provisions of the Charter (including those applicable to any class or series of capital stock) or in any agreement with any national securities exchange or quotation system, or otherwise. Certain defined terms used in this
Article 11 are as set forth in Section C below.

            B. Exceptions. The provisions of Section A of this Article 11 shall not be applicable with respect to:

            1. any purchase or other acquisition of securities made as part of a tender or exchange offer by the Corporation or a Subsidiary (which term, as used in this Article 11, is as defined in the first clause of Section
      C.6 of Article 9 hereof) of the Corporation to purchase securities of the same class made on the same terms to all holders of such securities and complying with the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provision replacing such Act, rules or regulations);

            2. any purchase or acquisition made pursuant to an open market purchase program approved by a majority of the Board of Directors, including a majority of the Disinterested Directors (which term, as used in this Article 11, is as defined in Article 9 hereof); or

            3. any purchase or acquisition which is approved by a majority of the Board of Directors, including a majority of the Disinterested Directors, and which is made at no more than the Market Price (as hereinafter defined), on the date that the understanding between the

      Corporation and the Interested Person is reached with respect to such purchase (whether or not such purchase is made or a written agreement relating to such purchase is executed on such date), of shares of the class of Equity Security to be purchased.

            C. Certain Definitions. For the purposes of this Article 11:

            (i) The term Interested Person shall mean any Person (other than the Corporation, Subsidiaries of the Corporation, pension, profit sharing, employee stock ownership or other employee benefit plans of the Corporation and its Subsidiaries, entities organized or established by the Corporation or any of its Subsidiaries pursuant to the terms of such plans and trustees and fiduciaries with respect to any such plan acting in such capacity) that is the direct or indirect beneficial owner of 5% or more of the Voting Stock of the Corporation, and any Affiliate or Associate of any such person. For purposes of this Article 11, the terms "Affiliate" and "Associate" shall have the definitions given them in Article 9 hereof.

            (ii) The Market Price of shares of a class of Equity Security on any day shall mean the highest sale price of shares of such class of Equity Security on such day, or, if that day is not a trading day, on the trading day immediately preceding such day, on the national securities exchange or the Nasdaq System or any other system then in use on which such class of Equity Security is traded.

            (iii) The term Equity Security shall mean any security described in
      Section 3(a)(11) of the Securities Exchange Act of 1934, as in effect on June 30, 2003, which is traded on a national securities exchange or the Nasdaq System or any other system then in use.

            (iv) For purposes of this Article 11, all references to the term Interested Stockholder in the definition of Disinterested Director shall be deemed to refer to the term Interested Person.

      ARTICLE 12. Indemnification, etc. of Directors and Officers.

            A. Indemnification. The Corporation shall indemnify (1) its current and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the MGCL now or hereafter in force, including the advancement of expenses under the procedures and to the fullest extent permitted by law, and (2) other employees and agents to such extent as shall be authorized by the Board of Directors and permitted by law; provided, however, that, except as provided in Section B hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

            B. Procedure. If a claim under Section A of this Article 12 is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall also be entitled to be reimbursed the expense of prosecuting or defending such suit. It shall be a defense to any action for advancement of expenses that the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the indemnitee of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard for indemnification set forth in the MGCL. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the MGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this
Article 12 or otherwise shall be on the Corporation.

            C. Non-Exclusivity. The rights to indemnification and to the advancement of expenses conferred in this Article 12 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Charter, the Corporation's Bylaws, any agreement, any vote of stockholders or the Board of Directors, or otherwise.

            D. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the MGCL.

            E. Miscellaneous. The Corporation shall not be liable for any payment under this Article 12 in connection with a claim made by any indemnitee to the extent such indemnitee has otherwise actually received payment under any insurance policy, agreement, or otherwise, of the amounts otherwise indemnifiable hereunder. The rights to indemnification and to the advancement of expenses conferred in Sections A and B of this Article 12 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

      Any repeal or modification of this Article 12 shall not in any way diminish any rights to indemnification or advancement of expenses of such director or officer or the obligations of the

Corporation arising hereunder with respect to events occurring, or claims made, while this Article 12 is in force.

      ARTICLE 13. Limitation of Liability. An officer or director of the Corporation, as such, shall not be liable to the Corporation or its stockholders for money damages, except (i) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services for the amount of the benefit or profit in money, property or services actually received; (ii) to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or (iii) to the extent otherwise provided by the MGCL. If the MGCL is amended to further eliminate or limit the personal liability of officers and directors, then the liability of officers and directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the MGCL, as so amended.

      Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

      ARTICLE 14. Amendment of the Charter. The Corporation reserves the right to amend or repeal any provision contained in the Charter in the manner prescribed by the MGCL, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any of the Corporation's outstanding stock by classification, reclassification or otherwise, and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of the Charter or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by the Charter, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (after giving effect to the provisions of Article 5), voting together as a single class, shall be required to amend or repeal this
Article 14, Section C, D or E of Article 5, Article 7, Article 8, Article 9,
Article 11, Article 12 or Article 13.

      IN WITNESS WHEREOF, I have signed these Articles of Incorporation, acknowledging the same to be my act, on __________________, 2003.

Witness:


--------------------------------            -----------------------------------
                                            Joseph L. LaMonica

                            Consent of Resident Agent

      THE UNDERSIGNED hereby consents to act as resident agent in Maryland for the entity named in the attached instrument.

The Corporation Trust Incorporated


By:
    -----------------------------------

Printed Name:
              -------------------------

Its:
     ----------------------------------

                                                                      APPENDIX C

                                     BYLAWS

                                       OF

                        PENNFED FINANCIAL SERVICES, INC.



                                    ARTICLE I

                                  STOCKHOLDERS

Section 1. Annual Meeting.
           ---------------

     The Corporation shall hold an annual meeting of its stockholders to elect directors to succeed those whose terms expire and to transact any other business within its powers, at such place, on such date, and at such time during the 31-day period beginning on the second Wednesday in October of each year as the Board of Directors shall fix. Except as provided otherwise by the Corporation's Charter or by law, any business may be considered at an annual meeting without the purpose of the meeting having been specified in the notice. Failure to hold an annual meeting does not invalidate the Corporation's existence or affect any otherwise valid corporate act.

Section 2. Special Meetings.
           -----------------

     Special meetings of stockholders of the Corporation may be called by the President or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies on the Board of Directors (hereinafter the "Whole Board"). Special meetings of the stockholders shall be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. Such written request shall state the purpose or purposes of the meeting and the matters proposed to be acted upon at the meeting, and shall be delivered at the principal office of the Corporation addressed to the President or the Secretary. The Secretary shall inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting and, upon payment of these costs to the Corporation, notify each stockholder entitled to notice of the meeting. The Board of Directors shall have the sole power to fix (1) the record date for determining stockholders entitled to request a special meeting of stockholders and the record date for determining stockholders entitled to notice of and to vote at the special meeting and (2) the date, time and place of the special meeting and the means of remote communication, if any, by which stockholders and proxy holders may be considered present in person and may vote at the special meeting.

Section 3. Notice of Meetings; Adjournment.
           --------------------------------

     Not less than ten nor more than 90 days before each stockholders' meeting, the Secretary shall give notice in writing or by electronic transmission of the meeting to each stockholder entitled to vote at the meeting and to each other stockholder entitled to notice of the meeting. The notice shall state the time and place of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and may vote at the meeting, and, if the meeting is a special meeting or notice of the purpose is required by statute, the purpose of the meeting. Notice is given to a stockholder when it is personally delivered to the stockholder, left at the stockholder's usual place of business, mailed to the stockholder at his or her address as it appears on the records of the Corporation, transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. If the Corporation has received a request from a stockholder that notice not be sent by electronic transmission, the Corporation may not provide notice to the stockholder by electronic transmission. Notwithstanding the foregoing provisions, each person who is entitled to notice waives notice if such person, before or after the meeting, delivers a written waiver or waiver by electronic transmission which is filed with the records of the stockholders' meetings, or is present at the meeting in person or by proxy.

     A meeting of stockholders convened on the date for which it was called may be adjourned from time to time without further notice to a date not more than 120 days after the original record date. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

     As used in these Bylaws, the term "electronic transmission" shall have the meaning given to such term by Section 1-101(k-1) of the Maryland General Corporation Law (the "MGCL") or any successor provision.

Section 4. Quorum.
           -------

     At any meeting of the stockholders, the holders of at least one-third of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Unless the Charter of the Corporation provides otherwise, where a separate vote by a class or classes is required, a majority of the shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter.

     If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may, in accordance with Section 3 of this
Article I, adjourn the meeting to another place, date or time.

Section 5. Organization and Conduct of Business.
           -------------------------------------

     Such person as the Board of Directors may have designated or, in the absence of such a person, the President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order.

Section 6. Advance  Notice  Provisions  for Business to be  Transacted at Annual
           ---------------------------------------------------------------------
           Meetings and Elections of Directors.
           -----------------------------------

     (a) At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) as specified in the Corporation's notice of the meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who (1) is a stockholder of record on the date of giving the notice provided for in this
Section 6(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting, and (2) complies with the notice procedures set forth in this Section 6(a). For business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of the immediately preceding sentence, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must otherwise be a proper matter for action by stockholders.

     To be timely, a stockholder's notice must be delivered or mailed to and received by the Secretary at the principal executive office of the Corporation by not later than the close of business on the 90th day prior to the first anniversary of the date of the preceding year's annual meeting and not earlier than the close of business on the 120th day prior to the first anniversary of the date of the preceding year's annual meeting; provided, however, that in the event the annual meeting is the first annual meeting of stockholders of the Corporation, notice by the stockholder to be timely must be so received by not later than the close of business on the 90th day prior to the first anniversary of the date of the last annual meeting of stockholders of PennFed Financial Services, Inc. ("PennFed Delaware") prior to its merger with and into the Corporation (the "Final PennFed Delaware Annual Meeting") and not earlier than the close of business on the 120th day prior to the first anniversary of the date of the Final PennFed Delaware Annual Meeting; provided, further, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the anniversary date of the preceding year's annual meeting (or, in the case of the first annual meeting of stockholders of the Corporation, from the first anniversary of the Final PennFed Delaware Annual Meeting), notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of (A) the 90th day prior to the date of such annual meeting or (B) the tenth day following the first to occur of (i) the day on which notice of the date of the annual meeting was mailed or (ii) the day on which public announcement of the date of the annual meeting was first made by the Corporation. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice hereunder.

     A stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on the Corporation's books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     Notwithstanding anything in these Bylaws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this Section 6(a). The officer of the Corporation or other person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 6(a) and, if he or she should so determine, he or she shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted.

     At any special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting pursuant to the Corporation's notice of the meeting.

     (b) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who (1) is a stockholder of record on the date of giving the notice provided for in this Section 6(b) and on the record date for the determination of stockholders entitled to vote at such meeting, and (2) complies with the notice procedures set forth in this Section 6(b). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered or mailed to and received by the Secretary at the principal executive offices of the Corporation not less than 90 days or more than 120 days prior to the date of the meeting; provided, however, that in the event that less than 100 days' notice or public announcement of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or the day on which public announcement of the date of the meeting was first made by the Corporation, whichever shall first occur. A stockholder's notice must be in writing and set forth (a) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or regulation; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on the Corporation's books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder and such beneficial owner;
(iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this
Section 6(b). The officer of the Corporation or other person presiding at the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with such provisions and, if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

     (c) For purposes of subsections (a) and (b) of this Section 6, the term "public announcement" shall mean disclosure (i) in a press release reported by a nationally recognized news service, (ii) in a document publicly filed or furnished by the Corporation with the U.S. Securities and Exchange Commission or
(iii) on a website maintained by the Corporation.

Section 7. Proxies and Voting.
           ------------------

     Unless the Charter of the Corporation provides for a greater or lesser number of votes per share or limits or denies voting rights, each outstanding share of stock, regardless of class, is entitled to one vote on each matter submitted to a vote at a meeting of stockholders; however, a share is not entitled to be voted if any installment payable on it is overdue and unpaid. In all elections for directors, directors shall be determined by a plurality of the votes cast, and except as otherwise required by law or as provided in the Charter of the Corporation, all other matters voted on by stockholders shall be determined by a majority of the votes cast on the matter.

     A stockholder may vote the stock the stockholder owns of record either in person or by proxy. A stockholder may sign a writing authorizing another person to act as proxy. Signing may be accomplished by the stockholder or the stockholder's authorized agent signing the writing or causing the stockholder's signature to be affixed to the writing by any reasonable means, including facsimile signature. A stockholder may authorize another person to act as proxy by transmitting, or authorizing the transmission of, an authorization for the person to act as the proxy to the person authorized to act as proxy or to any other person authorized to receive the proxy authorization on behalf of the person authorized to act as the proxy, including a proxy solicitation firm or proxy support service organization. The authorization may be transmitted by a telegram, cablegram, datagram, electronic mail or any other electronic or telephonic means. Unless a proxy provides otherwise, it is not valid more than 11 months after its date. A proxy is revocable by a stockholder at any time without condition or qualification unless the proxy states that it is irrevocable and the proxy is coupled with an interest. A proxy may be made irrevocable for as long as it is coupled with an interest. The interest with which a proxy may be coupled includes an interest in the stock to be voted under the proxy or another general interest in the Corporation or its assets or liabilities.

Section 8. Consent of Stockholders in Lieu of Meeting.
           ------------------------------------------

     Except as provided in the following sentence, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and is filed in paper or electronic format with the records of stockholder meetings. Unless the Charter of the Corporation requires otherwise, the holders of any class of the Corporation's stock other than common stock, entitled to vote generally in the election of directors, may take action or consent to any action by delivering a consent in writing or by electronic transmission of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of the stockholders if the Corporation gives notice of the action so taken to each stockholder not later than ten days after the effective time of the action.

Section 9. Conduct of Voting
           -----------------

     The Board of Directors shall, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, to act at the meeting or any adjournment thereof and make a written report thereof, in accordance with applicable law. At all meetings of stockholders, the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided or determined by the inspector of elections. All voting, including on the election of directors but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy or the chairman of the meeting, a written vote shall be taken. Every written vote shall be taken by ballot, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballot shall be counted by an inspector or inspectors appointed by the chairman of the meeting. No candidate for election as a director at a meeting shall serve as an inspector at such meeting.

Section 10. Control Share Acquisition Act.
            -----------------------------

     Notwithstanding any other provision of the Charter of the Corporation or these Bylaws, Title 3, Subtitle 7 of the MGCL (or any successor statute) shall not apply to any acquisition by any person of shares of stock of the Corporation. This Section 10 may be repealed, in whole or in part, at any time, whether before or after an acquisition of Control Shares (as defined in Section 3-701(d) of the MGCL, or any successor provision) and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent Control Share Acquisition (as defined in Section 3-701(d) of the MGCL, or any successor provision).

                                   ARTICLE II

                               BOARD OF DIRECTORS

Section 1. General Powers, Number and Term of Office.
           ------------------------------------------

     The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation shall, by virtue of the Corporation's election made hereby to be governed by
Section 3-804(b) of the MGCL, be fixed from time to time exclusively by vote of the Board of Directors; provided, however, that such number shall never be less than the minimum number of directors required by the MGCL now or hereafter in force. The Board of Directors shall annually elect a Chairman of the Board and a President from among its members and shall designate, when present, either the Chairman of the Board or the President to preside at its meetings.

     The directors, other than those who may be elected by the holders of any series of preferred stock, shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the first annual meeting of stockholders, the term of office of the second class to expire at the annual meeting of stockholders one year thereafter and the term of office of the third class to expire at the annual meeting of stockholders two years thereafter, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, commencing with the first annual meeting, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified.

     No person 70 years of age or older shall be eligible for election, re-election, appointment or re-appointment to the Board of Directors. No director who has attained age 70 shall continue to serve as a director beyond the annual meeting of stockholders at which his term as a director expires. Notwithstanding the foregoing, the provisions of this paragraph shall not apply to persons who served as directors of PennFed Delaware on July 14, 1994. Nor shall the age limitation imposed by the provisions of this paragraph apply to persons serving as advisory directors or directors emeriti, in their capacities as such.

Section 2. Vacancies and Newly Created Directorships.
           ------------------------------------------

     By virtue of the  Corporation's  election  made  hereby  to be  subject  to
Section 3-804(c) of the MGCL, any vacancies in the Board of Directors resulting from an increase in the size of the Board of Directors or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 3. Regular Meetings.
           -----------------

     Regular meetings of the Board of Directors shall be held at such place or places or by means of remote communication, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required. Any regular meeting of the Board of Directors may adjourn from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

Section 4. Special Meetings.
           ----------------

     Special meetings of the Board of Directors may be called by one-third (1/3) of the directors then in office (rounded up to the nearest whole number) or by the President and shall be held at such place or by means of remote communication, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than twenty-four (24) hours before the meeting. Any director may waive notice of any special meeting, either before or after such meeting, by delivering a written waiver or a waiver by electronic transmission that is filed with the records of the meeting. Attendance of a director at a special meeting shall constitute a waiver of notice of such meeting, except where the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any special meeting of the Board of Directors need be specified in the notice of such meeting. Any special meeting of the Board of Directors may adjourn from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

Section 5. Quorum.
           -------

     At any meeting of the Board of Directors, a majority of the authorized number of directors then constituting the Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

Section 6. Participation in Meetings By Conference Telephone.
           --------------------------------------------------

     Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at such meeting.

Section 7. Conduct of Business.
           --------------------

     At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided in these Bylaws, the Corporation's Charter or required by law. Action may be taken by the Board of Directors without a meeting if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each member of the Board of Directors and filed in paper or electronic form with the minutes of proceedings of the Board of Directors.



Section 8. Powers.
           -------

     All powers of the Corporation may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the stockholders by law or by the Corporation's Charter or these Bylaws. Consistent with the foregoing, the Board of Directors shall have, among other powers, the unqualified power:




     (1) To declare dividends from time to time in accordance with law;

     (2) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

     (3) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

     (4) To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

     (5) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

     (6) To adopt from time to time such stock, option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;

     (7) To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and

     (8) To adopt from time to time regulations, not inconsistent with these Bylaws, for the management of the Corporation's business and affairs.


Section 9.   Compensation of Directors.
             --------------------------

     Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

Section 10. Resignation.
            ------------

     Any director may resign at any time by giving written notice of such resignation to the President or the Secretary at the principal office of the Corporation. Unless otherwise specified therein, such resignation shall take effect upon receipt thereof.

Section 11. Presumption of Assent.
            ----------------------

     A director of the Corporation who is present at a meeting of the Board of Director at which action on any corporate matter is taken shall be presumed to have assented to such action unless such director announces his dissent at the meeting and (a) such director's dissent is entered in the minutes of the meeting, (b) such director files his written dissent to such action with the secretary of the meeting before the adjournment thereof, or (c) such director forwards his written dissent within 24 hours after the meeting is adjourned, by certified mail, return receipt requested, bearing a postmark from the United States Postal Service, to the secretary of the meeting or the Secretary of the Corporation. Such right to dissent shall not apply to a director who voted in favor of such action or failed to make his dissent known at the meeting.



                                   ARTICLE III
                                   COMMITTEES



Section 1. Committees of the Board of Directors.
           ------------------------------------

     The Board of Directors may appoint from among its members an Executive Committee and other committees composed of one or more directors and delegate to these committees any of the powers of the Board of Directors, except the power to authorize dividends on stock (except as provided in Section 2-309(c) of the MGCL), issue stock other than as provided in the next sentence, recommend to the stockholders any action which requires stockholder approval, amend these Bylaws, or approve any merger or share exchange which does not require stockholder approval. If the Board of Directors has given general authorization for the issuance of stock providing for or establishing a method or procedure for determining the maximum number of shares to be issued, a committee of the Board of Directors, in accordance with that general authorization or any stock option or other plan or program adopted by the Board of Directors, may authorize or fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors under Sections 2-203 and 2-208 of the MGCL. Any committee so designated may exercise the power and authority of the Board of Directors if the resolution which designated the committee or a supplemental resolution of the Board of Directors shall so provide.


Section 2.   Conduct of Business.
             -------------------

     Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each member of the committee and filed in paper or electronic form with the minutes of the proceedings of such committee. The members of any committee may conduct any meeting thereof by conference telephone or other communications equipment in accordance with the provisions of Section 6 of Article II.



Section 3.   Nominating Committee.
             ---------------------


     The Board of Directors may appoint a Nominating Committee of the Board, consisting of at least three (3) members. The Nominating Committee shall have authority (a) to review any nominations for election to the Board of Directors made by a stockholder of the Corporation pursuant to Section 6(b) of Article I of these Bylaws in order to determine compliance with such By- law and (b) to recommend to the Whole Board nominees for election to the Board of Directors to replace those directors whose terms expire at the annual meeting of stockholders next ensuing.


                                   ARTICLE IV
                                    OFFICERS




Section 1. Generally.
           ----------

     (a) The Board of Directors as soon as may be practicable after the annual meeting of stockholders shall choose a President, one or more Vice Presidents, a Secretary and a Treasurer and from time to time may choose such other officers as it may deem proper. Any number of offices may be held by the same person, except that no person may concurrently serve as both President and Vice President of the Corporation.


     (b) The term of office of all officers shall be until the next annual election of officers and until their respective successors are chosen, but any officer may be removed from office at any time by the affirmative vote of a majority of the authorized number of directors then constituting the Board of Directors.


     (c) All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof.


Section 2.   President.
             ----------

     The President shall be the chief executive officer and, subject to the control of the Board of Directors, shall have general power over the management and oversight of the administration and operation of the Corporation's business and general supervisory power and authority over its policies and affairs. He shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.


Section 3.   Vice President.
             --------------

     The Vice President or Vice Presidents, if any, shall perform the duties of the President in his absence or during his disability to act. In addition, the Vice Presidents shall perform the duties and exercise the powers usually incident to their respective offices and/or such other duties and powers as may be properly assigned to them from time to time by the Board of Directors, the Chairman of the Board or the President.



Section 4.   Secretary.
             ---------

     The Secretary or an Assistant Secretary shall issue notices of meetings, shall keep their minutes, shall have charge of the seal and the corporate books, shall perform such other duties and exercise such other powers as are usually incident to such offices and/or such other duties and powers as are properly assigned thereto by the Board of Directors, the Chairman of the Board or the President.

Section 5. Treasurer.
           ---------

     The Treasurer shall have charge of all monies and securities of the Corporation, other than monies and securities of any division of the Corporation which has a treasurer or financial officer appointed by the Board of Directors, and shall keep regular books of account. The funds of the Corporation shall be deposited in the name of the Corporation by the Treasurer with such banks or trust companies or other entities as the Board of Directors from time to time shall designate. He or she shall sign or countersign such instruments as require his or her signature, shall perform all such duties and have all such powers as are usually incident to such office and/or such other duties and powers as are properly assigned to him or her by the Board of Directors, the Chairman of the Board or the President, and may be required to give bond for the faithful performance of his or her duties in such sum and with such surety as may be required by the Board of Directors.


Section 6.   Assistant Secretaries and Other Officers.
             ----------------------------------------

     The Board of Directors may appoint one or more assistant secretaries and one or more assistants to the Treasurer, or one appointee to both such positions, which officers shall have such powers and shall perform such duties as are provided in these Bylaws or as may be assigned to them by the Board of Directors, the Chairman of the Board or the President.


Section 7.   Action with Respect to Securities of Other Corporations
             -------------------------------------------------------

     Stock of other corporations or associations, registered in the name of the Corporation, may be voted by the President, a Vice-President, or a proxy appointed by either of them. The Board of Directors, however, may by resolution appoint some other person to vote such shares, in which case such person shall be entitled to vote such shares upon the production of a certified copy of such resolution.

                                    ARTICLE V
                                      STOCK



Section 1. Certificates of Stock.
           ---------------------

     The Board of Directors may determine to issue certificated or uncertificated share of capital stock and other securities of the Corporation. For certificated stock, each stockholder is entitled to certificates which represent and certify the shares of stock he or she holds in the Corporation. Each stock certificate shall include on its face the name of the Corporation, the name of the stockholder or other person to whom it is issued, and the class of stock and number of shares it represents. It shall also include on its face or back (a) a statement of any restrictions on transferability and a statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of preferred stock which the Corporation is authorized to issue, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series of preferred stock or (b) a statement which provides in substance that the Corporation will furnish a full statement of such information to any stockholder on request and without charge. Such request may be made to the Secretary or to the Corporation's transfer agent. Upon the issuance of uncertificated shares of capital stock, the Corporation shall send the stockholder a written statement of the same information required above on stock certificates. Each stock certificate shall be in such form, not inconsistent with law or with the Corporation's Charter, as shall be approved by the Board of Directors or any officer or officers designated for such purpose by resolution of the Board of Directors. Each stock certificate shall be signed by the Chairman of the Board, the President, or a Vice-President, and countersigned by the Secretary, an Assistant Secretary, the Treasurer, or an Assistant Treasurer. Each certificate may be sealed with the actual corporate seal or a facsimile of it or in any other form and the signatures may be either manual or facsimile signatures. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. A certificate may not be issued until the stock represented by it is fully paid.


Section 2. Transfers of Stock.
           ------------------

     Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

Section 3. Record Dates or Closing of Transfer Books.
           ------------------------------------------

     The Board of Directors may, and shall have the power to, set a record date or direct that the stock transfer books be closed for a stated period for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to notice of a meeting, vote at a meeting, receive a dividend, or be allotted other rights. The record date may not be prior to the close of business on the day the record date is fixed nor, subject to Section 3 of Article I, more than 90 days before the date on which the action requiring the determination will be taken; the transfer books may not be closed for a period longer than 20 days; and, in the case of a meeting of stockholders, the record date or the closing of the transfer books shall be at least ten days before the date of the meeting. Any shares of the Corporation's own stock acquired by the Corporation between the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders and the time of the meeting may be voted at the meeting by the holder of record as of the record date and shall be counted in determining the total number of outstanding shares entitled to be voted at the meeting.


Section 4. Lost, Stolen or Destroyed Certificates.
           ---------------------------------------

     The Board of Directors of the Corporation may determine the conditions for issuing a new stock certificate in place of one which is alleged to have been lost, stolen, or destroyed, or the Board of Directors may delegate such power to any officer or officers of the Corporation. In their discretion, the Board of Directors or such officer or officers may require the owner of the certificate to give a bond, with sufficient surety, to indemnify the Corporation against any loss or claim arising as a result of the issuance of a new certificate. In their discretion, the Board of Directors or such officer or officers may refuse to issue such new certificate without the order of a court having jurisdiction over the matter.



Section 5. Stock Ledger.
           ------------

     The Corporation shall maintain a stock ledger which contains the name and address of each stockholder and the number of shares of stock of each class which the stockholder holds. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. The original or a duplicate of the stock ledger shall be kept at the offices of a transfer agent for the particular class of stock or, if none, at the principal executive office of the Corporation.



Section 6. Regulations.
           -----------

     The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.



                                   ARTICLE VI
                                  MISCELLANEOUS


Section 1. Facsimile Signatures.
           --------------------

     In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 2. Corporate Seal.
           --------------

     The Board of Directors may provide a suitable seal, bearing the name of the Corporation, which shall be in the charge of the Secretary. The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof. If the Corporation is required to place its corporate seal to a document, it is sufficient to meet the requirement of any law, rule, or regulation relating to a corporate seal to place the word "(seal)" adjacent to the signature of the person authorized to sign the document on behalf of the Corporation.



Section 3.   Annual Statement of Affairs.
             ----------------------------

     The President or chief accounting officer shall prepare annually a full and correc statement of the affairs of the Corporation, to include a balance sheet and a financial statement of operations for the preceding fiscal year. The statement of affairs shall be submitted at the annual meeting of the stockholders and, within 20 days after the meeting, placed on file at the Corporation's principal office.

Section 4. Books and Records.
           ------------------

     The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors and of any committee when exercising any of the powers of the Board of Directors. The books and records of the Corporation may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form but may be maintained in the form of a reproduction. The original or a certified copy of these Bylaws shall be kept at the principal office of the Corporation.



Section 5. Reliance upon Books, Reports and Records.
           -----------------------------------------

     Each director, each member of any committee designated by the Board of Directors, and each officer and agent of the Corporation shall, in the performance of his or her duties, in addition to any protections conferred upon him or her by law, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director, committee member, officer or agent reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.


Section 6. Fiscal Year.
           ------------

     The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 7. Time Periods.
           ------------

     In applying any provision of these Bylaws which requires that an act be done or no be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded and the day of the event shall be included.



Section 8. Checks, Drafts, Etc.
           --------------------

     In checks, drafts and orders for the payment of money, notes and other evidences of indebtedness, issued in the name of the Corporation, shall, unless otherwise provided by resolution of the Board of Directors, be signed by the President, a Vice-President, an Assistant Vice-President, the Treasurer or anAssistant Treasurer.


Section 9. Mail.
           ----

     Any notice or other document which is required by these Bylaws to be mailed shall be deposited in the United States mail, postage prepaid.


Section 10. Contracts and Agreements.
            ------------------------

     To the extent permitted by applicable law, and except as otherwise prescribed by the Charter or these Bylaws, the Board of Directors may authorize any officer, employee or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. A person who holds more than one office in the Corporation may not act in more than one capacity to execute, acknowledge, or verify an instrument required by law to be executed, acknowledged, or verified by more than one officer.




                                  ARTICLE VIII
                                   AMENDMENTS


     These Bylaws may be adopted, amended or repealed as provided in the Charter of the Corporation.

REVOCABLE PROXY
PENNFED FINANCIAL SERVICES, INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                         Annual Meeting of Stockholders
                                OCTOBER 29, 2003

The  undersigned  hereby  appoints the Board of  Directors of PennFed  Financial
Services, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Wednesday, October 29, 2003 at the Radisson Hotel, located at 690 Route 46 East, Fairfield, New Jersey, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof, as follows:

Please be sure to sign and date
this Proxy in the box below.

Date

----------------------------------------
Stockholder sign above

Co-holder (if any) sign above

III. The election of the following directors for three-year terms:
JOSEPH L. LAMONICA
MARIO TEIXEIRA, JR.

                  With-    For All
         For      hold     Except
         [_]      [_]       [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

II. Proposal to change the Company's state of incorporation from Delaware to Maryland.

         For      Against  Abstain
         [_]       [_]       [_]

III. The ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending June 30, 2004.

         For      Against  Abstain
         [_]       [_]       [_]

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote "FOR" the election of the nominees named herein, "FOR" the proposal to change the Company's state of incorporation from Delaware to Maryland and "FOR" the ratification of the appointment of Deloitte & Touche LLP.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED HEREIN, FOR THE PROPOSAL TO CHANGE THE COMPANY'S STATE OF INCORPORATION FROM DELAWARE TO MAYLAND AND FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Detach above card, sign, date and mail in postage-paid envelope provided.

PENNFED FINANCIAL SERVICES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above signor(s) acknowledge(s) receipt from the Company, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2003.

     Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



 PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

----------------------------

----------------------------

----------------------------